UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 47

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 49

PEAR TREE FUNDS

55 Old Bedford Road
Lincoln, MA 01773
(781) 259-1144

Willard L. Umphrey
President
PEAR TREE ADVISORS, INC.
55 Old Bedford Road
Lincoln, Massachusetts 01773

Copy to:
John Hunt, Esq.
McLAUGHLIN & HUNT LLP
Ten Post Office Square, 8th Floor
Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 1, 2011 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

August 1, 2011

	Ordinary Shares	Institutional Shares
U.S. EQUITY FUNDS
Pear Tree Columbia Small Cap Fund	USBNX	QBNAX
Pear Tree Columbia Micro Cap Fund	PTFMX	MICRX
Pear Tree Quality Fund	USBOX	QGIAX
INTERNATIONAL EQUITY FUNDS
Pear Tree Emerging Markets Fund	QFFOX	QEMAX
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX
As with all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents                                                                                                                                     Page

Summary Information About Pear Tree Funds	4
Additional Information About Investment Strategies and Related Risks	38
Management of the Pear Tree Funds	43
How to Purchase	51
How to Exchange	53
How to Redeem	53
Calculation of Net Asset Value	55
Shareholder Account Policies	56
Other Policies	58
Dividends, Distributions and Federal Taxation	58
Financial Highlights	61
Obtaining Additional Information 72

SUMMARY INFORMATION ABOUT PEAR TREE FUNDS

Pear Tree Columbia Small Cap Fund

Investment Objective:   Maximum long-term capital appreciation.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.39%	0.39%
Acquired Fund Fees and Expenses*	<0.01%	<0.01%
Total Annual Fund Operating Expenses	1.64%	1.39%
*Fees and expenses incurred indirectly  by the Fund as a result of investment in shares of other investment funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$167	$518	$892	$1,945
Institutional Class	$142	$440	$761	$1,670

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 71 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in stocks of small cap companies.  The Fund considers small cap companies to be those having a market capitalization (at time of purchase) from $250 million to $2 billion.

The Fund employs a “quantitative” investment approach to selecting investments. The quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. The proprietary computer models of the sub-adviser of the Fund are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, the Fund’s sub-adviser can monitor a portfolio of securities for consistency with the Fund’s investment objectives. The Fund’s sub-adviser also uses qualitative analysis, due diligence, fundamental research, and analysis of an issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models.

The Fund may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  It also may lend its securities, and it may invest in various fixed-income securities and money market funds in order to manage its cash. The Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective.  You may lose money by investing in the Fund.  Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected.  Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries.  Equity securities generally have greater price volatility than fixed income investments.

Small Cap Companies

Small cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small inexperienced management group.   Small cap companies’ earnings and revenue tend to be less predictable than larger companies.  Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies.  Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.  Such stocks may be harder to sell at the times and priced the Fund’s sub-adviser thinks appropriate.

Securities Lending Risk

Securities lending involves two primary risks “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Non-Diversification

The Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund.

Performance

The following bar charts and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund ’s performance over time. The tables also compare the Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future.  Updated performance information is available atwww.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

Calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2011 is -4.09%

Best Quarter:	Q3 2009	17.75%
Worst Quarter:	Q4 2008	-33.47%

Average Annual Total Returns for the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	26.93%	0.80%	3.26%
Ordinary Shares After Taxes on Distributions	26.84%	0.42%	2.69%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	17.63%	0.72%	2.77%
Institutional Shares Before Taxes	27.29%	1.12%	3.69%
Russell 2000 Index	26.85%	4.47%	6.33%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Pear Tree Advisors, Inc.  The Fund is sub-advised by Columbia Partners, L.L.C., Investment Management (“Columbia”).  The following employees of Columbia serve as the portfolio managers of the Fund:

Investment Team	Position at Columbia	Manager of the Fund Since
Robert A. von Pentz, CFA	Chief Investment Officer, Senior Equity Portfolio Manager and Research Analyst	1996
Rhys Williams, CFA	Senior Equity Portfolio Manager and Research Analyst	1997

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s internet site for more information.

Pear Tree Columbia Micro Cap Fund

Investment Objective:   Long-term growth of capital.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.55%*	0.55%*
Total Annual Fund Operating Expenses	1.80%	1.55%
*Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$183	$566	$975	$2,116
Institutional Class	$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).   A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not commenced operations as of August 1, 2011, and thus, there is no annual portfolio turnover rate information included.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in stocks of micro-cap companies.  The Fund considers a micro-cap company to be a company having a market capitalization (at time of purchase) usually not to exceed the market capitalization of the largest company in the Russell Microcap Index (currently, $745 million).

The Fund employs a “quantitative” investment approach to selecting investments. A quantitative investment approach relies on financial models and computer data bases to assist in the stock selection process, with little or no subjectivity in the selection of individual portfolio securities. The financial model used by the Fund’s investment adviser is proprietary and relies on certain traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as certain non-traditional factors.  In general, the model periodically ranks a large universe of micro-cap companies, identifies approximately 100 companies as being the best investments from a universe that will vary depending on market conditions, but will generally not exceed 2,000 companies, and allocates portfolio weightings to each of those companies. The Fund’s investment adviser evaluates each model-derived portfolio to determine if the model-generated portfolio must be modified so as to be consistent with the Fund’s investment objective or to reflect events that may not otherwise be reflected in the model.

The Fund may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  It also may lend its securities, and it may invest in various fixed-income securities and money market funds in order to manage its cash. The Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective.  You may lose money by investing in the Fund.  Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected.  Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries.  Equity securities generally have greater price volatility than fixed income investments.

Micro-Cap Companies

Micro-cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small inexperienced management group.   Micro-cap companies’ earnings and revenue tend to be less predictable than larger companies.  Stocks of these companies may trade less frequently, in limited volume and on smaller markets, and their prices may fluctuate more than stocks of other companies.  Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.  Such stocks may be harder to sell at the times and prices the Fund’s investment adviser thinks appropriate, and at times, there may not be any market for such stocks.

Securities Lending Risk

Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Non-Diversification

The Fund is “non-diversified,” which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund.

Performance

The Fund had not commenced operations as of the calendar year ended December 31, 2010, and thus, there is no annual performance information included.

Management

The Fund is managed by Pear Tree Advisors, Inc. Columbia Partners, L.L.C., Investment Management (“Columbia”) serves as the Fund’s sub-adviser.  The following employees of Columbia serve as the portfolio managers of the Fund:

Investment Team	Position at Columbia	Manager of the Fund Since
Robert A. von Pentz, CFA	Chief Investment Officer, Senior Equity Portfolio Manager and Research Analyst	2011
Daniel M. Goldstein, CFA	Equity Team Portfolio Manager and Research Analyst	2011

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders of Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s internet site for more information.

Pear Tree Quality Fund

Investment Objective:   Long-term growth of capital.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.53%	0.50%
Acquired Fund Fees and Expenses**	<0.01%	<0.01%
Total Annual Fund Operating Expenses	1.78%	1.50%
Fee Waiver***	(0.15%)	(0.50%)
Total Annual Fund Operating Expenses After Fee Waiver	1.63%	1.00%

*The expense information in the table has been restated to reflect current fees.
**Fees and expenses incurred indirectly by the Fund as a result of investment in shares of other investment funds.
*** The Manager has agreed until July 31, 2012 to (a) waive 0.15 percent of its management fee if the Fund’s average daily net assets are up to $100 million and 0.25 percent of its management fee if the Fund’s average daily net assets are $100 million or more, and (b) waive or reimburse Fund expenses relating to Institutional Shares such that the total annual fund operating expenses relating to Institutional Shares is not greater than 1.00 percent.  These fee waivers only may be terminated with the approval of the Fund’s board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$178	$537	$942	$2,074
Institutional Class	$150	$401	$748	$1,726
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 283 percent of the average value of its portfolio.  The Fund’s revised investment strategy over the course of a full year is expected to generate significantly less portfolio turnover.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. issuers.  The Fund principally invests in stocks of large companies, that is, companies with a market capitalization of greater than $10 billion at time of purchase.  However, there is no minimum market capitalization for companies whose securities the Fund may purchase.

To manage the Fund’s portfolio, the Fund’s investment manager, in consultation with the Fund’s sub-adviser, periodically selects a portfolio of securities organized as a mutual fund (the “target portfolio”) and then purchases and sells Fund assets such that the Fund’s portfolio generally holds the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter.  In order for a mutual fund to be a potential target portfolio, the mutual fund must:

• Invest principally in stocks of large U.S. companies;
• Be required to disclose publicly within 60 days of its quarter end its portfolio holdings as of the end of the quarter;
• Be managed by an investment adviser that is unaffiliated with the Fund’s investment manager or sub-adviser; and
• Typically, allow only very large institutional investors to invest directly in the target portfolio.
In selecting a target portfolio for the Fund, the Fund’s investment manager considers, among other things, whether the:

• Target portfolio may easily be replicated by the Fund;
• The Fund’s purchases and sales of portfolio securities may potentially impact the management of the target portfolio;

• Target portfolio’s investment objective and investment policies are compatible with the Fund’s investment objective and investment policies;

• Target portfolio historically has a low rate of turnover;

• Target portfolio historically has had strong performance;

• Target portfolio’s investment adviser has a solid reputation within the financial services industry; and

• Target portfolio’s investment adviser generally uses a quantitative investment approach to manage the target portfolio.

If the Fund’s assets significantly increase, the Fund may select more than one target portfolio.

The Fund may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  It also may lend its securities, and it may invest in various fixed-income securities and money market funds in order to manage its cash. The Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective.  You may lose money by investing in the Fund.  Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected.  Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries.  Equity securities generally have greater price volatility than fixed income investments.

Foreign Securities

From time to time, a target portfolio may invest in non-U.S. securities.  In such cases, the Fund typically invests in American Depository Receipts (ADRs) representing interests in such securities.  Non-U.S. securities, including ADRs, are subject to certain risks, which may include: adverse currency movements, different accounting, auditing and financial reporting standards; adverse political and economic developments, including tax increases; limited legal recourse; unreliable or untimely information; higher trading costs, brokerage commissions and custodial fees; higher volatility and lower liquidity.

Difficulty in Comparing Fund Performance with Target Portfolio Performance

Fund performance typically does not mirror the target portfolio’s performance.  Among other things, the holdings of the target portfolio may change significantly during the period between the end of a quarter and the time when those changes are publicly disclosed.  At such times, it is likely that the Fund is unaware of the changes, and as a result, may not be able to avoid a loss or benefit from a repositioning of its portfolio that has been anticipated by the target portfolio’s investment adviser.  In addition, the target portfolio may have lower expenses relative to its assets than the Fund.

Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser

Neither the Fund’s investment manager nor sub-adviser has an agreement with a target portfolio’s investment adviser.  As a result, they may be able to perform only limited due diligence on the investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents (e.g., its prospectus and statement of additional information) reflect the risks of the target portfolio.

Potential Impact on Target Portfolio

The Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of a target portfolio and thus, the Fund itself.

Accuracy of Target Portfolio Information

The Fund relies on each target portfolio to disclose publicly accurate information about its portfolio holdings on or before the deadlines required for such disclosure.  Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of the Fund.

Non-Diversification

The Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund.

Securities Lending Risk

Securities lending involves two primary risks “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance

The following bar charts and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The tables also compare the Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future. On January 27, 2011, the Fund changed its name to Quant Quality Fund, its investment strategy to its current strategy and its sub-adviser to Columbia Partners, L.L.C., Investment Management.  Performance shown for periods prior to January 27, 2011 does not reflect the current investment strategy.  Updated performance information is available at www.peartreefunds.com .*

*Prior to November 2006, the Fund was called Quant Growth and Income Fund and SSgA Funds Management, Inc. served as sub-adviser to the Fund. On November 1, 2006, the Fund changed its name to Quant Long/Short Fund, and its principal investment strategy.  On January 2, 2008, the Fund changed its sub-adviser to Analytic Investors, LLC.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2011 is 9.21%

Best Quarter:	Q2 2009	15.53%
Worst Quarter:	Q4 2008	-23.84%

Average Annual Total Returns for the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	7.10%	-2.93%	-2.71%
Ordinary Shares After Taxes on Distributions	6.94%	-3.08%	-2.85%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	4.82%	-2.44%	-2.26%
Institutional Shares Before Taxes	7.70%	-2.83	-2.42%
S&P 500 Index	15.06%	2.29%	1.41%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Pear Tree Advisors, Inc.  The Fund is sub-advised by Columbia Partners, L.L.C., Investment Management (“Columbia”).  The following employees of Columbia serve as the portfolio managers of the Fund:

Investment Team	Position at Columbia	Manager of the Fund Since
Robert A. von Pentz, CFA	Chief Investment Officer, Senior Equity Portfolio Manager and Research Analyst	2011

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s internet site for more information.

Pear Tree Emerging Markets Fund

Investment Objective:   Long-term growth of capital.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.52%	0.51%
Acquired Fund Fees and Expenses*	<0.01%	<0.01%
Total Annual Fund Operating Expenses	1.77%	1.51%
*Fees and expenses incurred indirectly by the Fund as a result of investment in shares of other investment funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$180	$558	$961	$2,088
Institutional Class	$154	$478	$826	$1,806

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 68 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in common stocks, including depository receipts, warrants and rights, of emerging markets issuers. The Fund defines an emerging market issuer as an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets Index ("MSCI EM"). The Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.  The Fund may invest in companies of any capitalization.

As of June 30, 2011, the countries included in the MSCI EM Index were:  Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe.  The Fund may invest greater than 25 percent of its assets in a particular region, but not in a single country in that region.

The Fund employs a “quantitative” investment approach to selecting investments. The quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. The proprietary computer models of the sub-adviser of the Fund are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, the Fund’s sub-adviser can monitor a portfolio of securities for consistency with the Fund’s investment objectives. The Fund’s sub-adviser also uses qualitative analysis, due diligence, fundamental research, and analysis of an issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models.

The Fund may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  It also may lend its securities, and it may invest in various fixed-income securities and money market funds in order to manage its cash. The Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective.  You may lose money by investing in the Fund.  Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected.  Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries.  Equity securities generally have greater price volatility than fixed income investments.

Foreign Securities

Investment in non-U.S. securities are subject to certain risks, which may include: adverse currency movements, different accounting, auditing and financial reporting standards; adverse political and economic developments, including tax increases; limited legal recourse; unreliable or untimely information; higher trading costs, brokerage commissions and custodial fees; higher volatility and lower liquidity.

Emerging Markets

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties including potential expropriation and confiscatory taxation. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Accordingly, at times the Fund may find it more difficult to value their emerging markets investments than the Fund’s other foreign investments.

Derivatives

A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on the Fund’s risk exposure to stock market values, interest rates or currency exchange rates.  Certain derivatives may be less liquid and more difficult to value than other types of securities.  Derivatives may be used for both hedging and investment purposes.  Derivatives the Fund may use include forward foreign currency exchange contracts, futures and options on securities.

Non-Diversification

The Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund.

Securities Lending Risk

Securities lending involves two primary risks “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance

The following bar charts and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The tables also compare the Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future.  Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2011 is 2.89%.

Best Quarter:	Q4 2003	32.05%
Worst Quarter:	Q4 2008	-32.62%

Average Annual Total Returns for the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	19.76%	9.75%	16.29%
Ordinary Shares After Taxes on Distributions	19.83%	9.38%	15.89%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	13.34%	8.45%	14.71%
Institutional Shares Before Taxes	20.11%	10.04%	16.73%
MSCI EM Index	19.20%	13.11%	16.23%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Pear Tree Advisors, Inc.  The Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”).   The following employees of PanAgora serve as the portfolio managers of the Fund:

Investment Team	Position at PanAgora	Manager of the Fund Since
Joel G. Feinberg	Director, Equity Investments	2008
Sanjoy Ghosh, Ph.D.	Director, Equity Investments	2008
Ronald Hua, CFA	Chief Investment Officer and Head of Research, Equity Strategies	2008
Dmitri Kantsyrev, Ph.D., CFA	Portfolio Manager, Equity Investments	2008

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary.  Generally, purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

Pear Tree Polaris Foreign Value Fund

Investment Objective:   Long-term growth of capital and income.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.37%	0.37%
Total Annual Fund Operating Expenses	1.62%	1.37%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$165	$511	$881	$1,922
Institutional Class	$139	$434	$750	$1,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 9 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in common stocks of foreign markets issuers. The Fund defines a foreign markets issuer is an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Generally, the Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East; however, the Fund also may invest without limit in emerging markets issuers.  An emerging market issuer is one that is traded in, or organized under the laws of, the countries that comprise the MSCI Emerging Markets Index.  Common stocks include securities such as depositary receipts, participatory notes, warrants and rights. The Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The Fund generally will be invested in issuers in ten or more foreign countries. The Fund may invest in companies of any capitalization.

The Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow. First, because the sub-adviser believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data such as cash flow and interest rates to produce a ranking of country and industry sectors. Second, because the sub-adviser believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 29,000 companies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets. Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in the Fund’s portfolio falls below established limits.

The Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of the Fund’s returns.  Selling/writing call options is designed to provide income to the Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price).  Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect the Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security.  The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

The Fund may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  It also may lend its securities, and it may invest in various fixed-income securities and money market funds in order to manage its cash. The Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective.  You may lose money by investing in the Fund.  Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected.  Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries.  Equity securities generally have greater price volatility than fixed income investments.

Foreign Securities

Investment in non-U.S. securities are subject to certain risks, which may include: adverse currency movements, different accounting, auditing and financial reporting standards; adverse political and economic developments, including tax increases; limited legal recourse; unreliable or untimely information; higher trading costs, brokerage commissions and custodial fees; higher volatility and lower liquidity.

Emerging Markets

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties including potential expropriation and confiscatory taxation. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Accordingly, at times the Fund may find it even more difficult to value their emerging markets investments than the Fund’s other foreign investments.

Value Stocks.

If the Fund’s sub-adviser’s assessment of a company’s prospects is wrong, or if the market fails to recognize the stock’s value, the price of the company’s stock may not approach the value that the Fund’s sub-adviser believes is the full market value.

Derivatives

A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on the Fund’s risk exposure to stock market values, interest rates or currency exchange rates.  Certain derivatives may be less liquid and more difficult to value than other types of securities.  Derivatives may be used for both hedging and investment purposes.  Derivatives that the Fund may invest in include futures and options on securities.

Non-Diversification

The Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund.

Performance

The following bar charts and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The tables also compare the Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future.  Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

The calendar year-to-date return of the Ordinary Shares of Pear Tree Polaris Foreign Value Fund as of 6/30/2011 is 4.71%

Best Quarter:	Q2 2009	36.87%
Worst Quarter:	Q4 2008	-26.53%

Average Annual Total Returns for the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	20.01%	3.03%	9.44%
Ordinary Shares After Taxes on Distributions	20.07%	1.97%	8.75%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	13.51%	2.36%	8.23%
Institutional Shares Before Taxes	20.34%	3.25%	9.69%
MSCI EAFE Index	8.21%	2.94%	3.94%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Pear Tree Advisors, Inc.  The Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”).  The following employees of Polaris serve as the portfolio managers of the Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief investment Officer	1998
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2004

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s internet site for more information.

Pear Tree Polaris Foreign Value Small Cap Fund

Investment Objective:   Long-term growth of capital and income.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.44%	0.44%
Acquired Fund Fees and Expenses*	<0.01%	<0.01%
Total Annual Fund Operating Expenses	1.69%	1.44%
*Fees and expenses incurred indirectly by the Fund as a result of investment in shares of other investment funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$172	$534	$920	$2,002
Institutional Class	$147	$457	$789	$1,728

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in common stocks of small companies issued in foreign markets. The Fund defines a foreign markets issuer is an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Generally, the Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East; however, the Fund also may invest without limit in emerging markets issuers.  An emerging market issuer is one that is traded in, or organized under the laws of, the countries that comprise the MSCI Emerging Markets Index.  Common stocks include securities such as depositary receipts, participatory notes, warrants and rights. The Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The Fund generally will be invested in issuers in ten or more foreign countries. Although there is no minimum market capitalization for companies whose securities the Fund may purchase, a small cap company will have a market capitalization (at time of purchase) from $50 million to $2 billion.

The Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow. First, because the sub-adviser believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data such as cash flow and interest rates to produce a ranking of country and industry sectors. Second, because the sub-adviser believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 16,000 companies worldwide to identify a pool of approximately 250 or more securities with the greatest potential for undervalued streams of undervalued sustainable cash flow or assets. Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in the Fund’s portfolio falls below established limits.

The Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of the Fund’s returns.  Selling/writing call options is designed to provide income to the Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price).  Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect the Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security.  The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

The Fund may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  It also may lend its securities, and it may invest in various fixed-income securities and money market funds in order to manage its cash. The Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective.  You may lose money by investing in the Fund.  Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected.  Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries.  Equity securities generally have greater price volatility than fixed income investments.

Foreign Securities

Investment in non-U.S. securities are subject to certain risks, which may include: adverse currency movements, different accounting, auditing and financial reporting standards; adverse political and economic developments, including tax increases; limited legal recourse; unreliable or untimely information; higher trading costs, brokerage commissions and custodial fees; higher volatility and lower liquidity.

Emerging Markets

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties including potential expropriation and confiscatory taxation. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Accordingly, at times the Fund may find it even more difficult to value their emerging markets investments than the Fund’s other foreign investments.

Small Cap Companies

Small cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small inexperienced management group.   Small cap companies’ earnings and revenue tend to be less predictable than larger companies.  Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies.  Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.  Such stocks may be harder to sell at the times and priced the Fund’s sub-adviser thinks appropriate.

Value Stocks.

If the Fund’s sub-adviser’s assessment of a company’s prospects is wrong, or if the market fails to recognize the stock’s value, the price of the company’s stock may not approach the value that the Fund’s sub-adviser believes is the full market value.

Derivatives

Even a small investment in derivatives could have a significant impact on the Fund’s risk exposure to stock market values, interest rates or currency exchange rates.  Certain derivatives may be less liquid and more difficult to value than other types of securities.  Derivatives may be used for both hedging and investment purposes.  Derivatives that the Fund may invest in include futures and options on securities.

Non-Diversification

The Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund.

Performance

The following bar charts and tables indicate some of the risks of investing in the Fund by showing changes in the Fund’s performance over time (the Fund commenced operations on May 1, 2008, therefore only two calendar years of performance is reported). The tables also compare the Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Of course, past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future.  Updated performance information is available atwww.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2011 is 1.17%

Best Quarter:	Q2 2009	53.73%
Worst Quarter:	Q4 2008	-28.49%

Average Annual Total Returns for the periods ended December 31, 2010

	1 Year	Life of the Fund Since May 1, 2008
Ordinary Shares Before Taxes	20.70%	6.26%
Ordinary Shares After Taxes on Distributions	20.14%	5.96%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	14.45%	5.33%
Institutional Shares Before Taxes	21.00%	6.46%
S&P EPAC Index	19.35%	-1.93%

After-tax returns.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown.  The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.  After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Pear Tree Advisors, Inc.  The Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”).  The following employees of Polaris serve as the portfolio managers of the Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2008
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2008

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary.  Generally, purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s internet site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Additional Information about Each Pear Tree Fund’s Investment Objective
Each Pear Tree Fund’s investment objective is non-fundamental and thus, may be changed by a vote of Board of Trustees of Pear Tree Funds (the “Board”), and without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

Additional Information about the Pear Tree Funds’ Principal Strategies and Risks
The section “Summary Information About Pear Tree Funds,” above, summarizes how each Pear Tree Fund intends to achieve its investment objective.  Except as otherwise noted, the following provides additional information about the principal investment strategies of, and risks of investing in, each Pear Tree Fund.

Investments in Common Stocks.  The principal risks of investing in common stocks are:  Market, Industry and Specific Holdings—the risk that the share price of a Pear Tree Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the Pear Tree Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Fund may have substantial investments; Liquidity Risk—The risk that a Pear Tree Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Small- to Mid-Cap Companies.   Small- to mid-cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Small- and mid-cap companies’ earnings and revenue tend to be less predictable than larger companies. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Such stocks may be harder to sell at the times and prices the Fund’s sub-adviser thinks appropriate.

Value Stocks.  Each Pear Tree Fund may invest in value stocks. Value stocks may react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks, such as growth stocks.  Value stocks, however, may continue to be inexpensive for long periods of time and they may never realize their full value, as measured by earnings ratios and other common financial calculations.

Growth Stocks.  Each Pear Tree Fund may invest in growth stocks. A growth stock is a stock of a company that the Fund’s sub-adviser believes will have earnings that are likely to grow faster than the economy as a whole.  If a Fund’s sub-adviser’s assessment of the prospects for the company’s earnings growth is wrong, or if its judgment about how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s sub-adviser has placed on it.

Investments other than Common Stocks.  Each Pear Tree Fund may invest up to 20 percent of its assets in preferred stocks, convertible securities, fixed income securities, real estate investment trusts (“REITS”), or repurchase agreements.  A Pear Tree Fund will invest in convertible securities primarily for their equity characteristics.  A Pear Tree Fund may invest in fixed income securities of any maturity. A Pear Tree Fund may not invest more than 10 percent of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

The risks associated with investments in fixed income securities are: Interest Rate Risk - the risk that rates will rise causing the value of the instrument to fall, credit risk, that is, the risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of, the instrument; Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected) – the risk that the holder may have to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be; Liquidity Risk  - the risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the holder.

The risks associated with investments in preferred stocks and convertible securities are the risks associated with investments in equity securities and fixed income securities.

The value of an investment in a REIT is significantly affected by the market for real estate, skill of the REIT manager and the ability of investments to provide expected cash flow.

Depositary Receipts.  Each Pear Tree Fund may invest in depositary receipts.  A depositary receipt is a receipt traded on an investor’s domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts (“ADRs”) are receipts of shares of a foreign-based company traded on a U.S. market. Rather than buying shares of foreign-based companies in foreign markets, U.S. investors may buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts (“GDRs”) are receipts of shares of a company traded on a foreign market, typically an emerging market, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult or expensive trading on the issuing company’s home exchange. Because the companies issuing GDRs may not be as well established or may not use the same accounting system as more developed markets, their stocks may tend to be more volatile and less liquid.

Micro-Cap Companies.  Micro-cap companies share most of the same risks as small–cap companies - limited product lines, limited markets or financial resources, and small, inexperienced management groups – but even more so.  See “- Small- to Mid-Cap Companies,” above.

Call Options Risk.  Risks related to call options include:  Limited Gains.   By writing (selling) call options (each, a “Call Option”) on equity securities, equity indexes and Exchange Traded Funds (“ETFs” and collectively with such equity securities and equity indexes, the “Subject Securities”), the Fund may forego the opportunity to benefit from an increase in the price of the Subject Security above the exercise price of the Call Option, but continues to bear the risk of a decline in the value of the Subject Security.  While the Fund will receive a cash premium for writing the Call Option, the price the Fund realizes from the sale of a Subject Security upon exercise of the option could be substantially below such Subject Securities prevailing market price.  Lack of Liquidity for the Call Option.  A liquid market may not exist for a Call Option.  If the Fund is not able to close out a Call Option, the Fund will not be able to sell the underlying Subject Security until the Call Option expires or is exercised.  Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities.  Because the Fund will generally hold the Subject Securities underlying a Call Option, the Fund may be less likely to sell the Subject Securities in its portfolio to take advantage of new investment opportunities.  Additional Counterparty Risk.  Selling Call Options may result in increased exposure to the purchaser of the Call Option.  The sub-adviser intends to minimize such counterparty risk by selling Call Options that may be exchange traded.  Options contracts traded on the five (5) major U.S. options exchanges, plus numerous non-U.S. options exchanges are guaranteed by the Options Clearing Corporation, thus minimizing the counterparty exposure. Currently, only Pear Tree Columbia Small Cap Fund and Pear Tree Columbia Micro Cap Fund intend to invest more than 5 percent of their assets in Micro-Cap Companies. Currently, only Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund intend to invest more than 5 percent of their assets in Call Options.

Put Options Risk.  Each Pear Tree Fund may invest in Put Options.   Risks related to this investment include:  Additional Cost.  By purchasing put options (each, a “Put Option”) on Subject Securities, the Fund will lock in the ability to sell a Subject Security at a pre-determined target price, but will continue to benefit from any upward movement in the value of the Subject Security.  While the Fund will pay a cash premium for purchasing the Put Option, the Sub-adviser believes that the cost of purchasing the Put Option is offset by the ability to sell the Subject Security at a pre-determined price thus locking in a pre-determined gain.  Lack of Liquidity for the Put Option.  A liquid market may not exist for a Put Option.  If the Fund is not able to close out a Put Option, the Fund will not be able to sell the underlying Subject Security until the Put Option expires or is exercised.  Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities.  Because the Fund will generally hold the Subject Securities underlying a Put Option, the Fund may be less likely to sell the Subject Securities in its portfolio to take advantage of new investment opportunities.  Additional Counterparty Risk.  Purchasing Put Options may result in increased exposure to the seller of the Put Option.  The sub-adviser intends to minimize such counterparty risk by purchasing Put Options that may be exchange traded.  Options contracts traded on the five (5) major U.S. options exchanges, plus numerous non-U.S. options exchanges are guaranteed by the Options Clearing Corporation, thus minimizing the counterparty exposure. Currently, only Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund intend to invest more than 5 percent of their assets in Put Options.

Certain Investment Strategies Common to all Pear Tree Funds

Securities Lending.   Each Pear Tree Fund may lend securities from their portfolios to brokers, dealers and other financial institutions.  Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. A Pear Tree Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower.  When a Pear Tree Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower.  A Pear Tree Fund that invests cash collateral could lose money on those investments.  A Pear Tree Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner.

Derivatives.  A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  Each Pear Tree Fund may invest in derivatives, such as futures and options on securities, indices and currencies and other derivatives.  Derivatives may be used for both hedging and non-hedging purposes. Derivatives will not be used as a primary investment technique. Non-principal uses could include hedging against adverse changes in stock market prices, interest rates or currency exchange rates.

Even a small investment in derivatives could have a significant impact on the Fund’s risk exposure to stock market values, interest rates or currency exchange rates. Certain derivatives may be less liquid and more difficult to value than other types of securities.  Using derivatives as a substitute for buying or selling securities, or to increase a Pear Tree Fund’s return as a non-hedging strategy, may be considered speculative.

Investments in Other Investment Companies. Each Pear Tree Fund may invest up to 10 percent of its total net assets in other investment companies, including exchange traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. A Pear Tree Fund indirectly bears its proportionate share of any management fees paid by such other investment companies in which it invests in addition to the investment advisory fee paid by the Fund. Shareholders of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Short-Term Trading. Normally, a Pear Tree Fund does not actively trade its portfolio securities.  From time to time, however, it may, especially to realize short-term profits or if a security no longer meets the Pear Tree Fund’s investment criteria.  If a Pear Tree Fund were to engage in active trading, such trading could reduce the returns of Fund shareholders investing through taxable accounts.

Cash Management and Temporary Defensive Strategies. Normally, each Pear Tree Fund’s sub-adviser invests substantially all of its assets to meet the Fund’s investment objective. A Pear Tree Fund’s sub-adviser may invest the remainder of a Pear Tree Fund’s assets in short-term debt obligations with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, a Pear Tree Fund’s sub-adviser may determine that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. A Pear Tree Fund’s sub-adviser may then temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. Although a Pear Tree Fund’s sub-adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause a Pear Tree Fund to miss out on investment opportunities, and may prevent a Pear Tree Fund from achieving its objective.

Changes in Policies.
Each Pear Tree Fund’s policy of investing at least 80 percent of its net assets (less borrowings for investment purposes) in a particular type of investment may not be materially revised unless shareholders are notified at least 60 days in advance of the proposed change.

Disclosure of Portfolio Holdings.
A description of the Pear Tree Funds’ policies and procedures with respect to the disclosure of the Pear Tree Funds’ portfolio securities is available in the Pear Tree Funds’ Statement of Additional Information.

MANAGEMENT OF PEAR TREE FUNDS

Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (the “Manager”) is responsible for day-to-day management of the business and affairs of the Pear Tree Funds subject to oversight by the Board.

The Manager

The Manager is a privately held financial services firm providing Management and administrative services and facilities to the Pear Tree Funds. As of June 30, 2011, the firm had approximately $924 million in assets under management.

The Manager may, subject to the approval of the Board, choose the investments of the Pear Tree Funds itself or select sub-advisers (each, a “Sub-Adviser”) to execute the day-to-day investment strategies of the Pear Tree Funds. The Manager currently employs the Sub-Advisers to make the investment decisions and portfolio transactions for the Pear Tree Funds and supervises the Sub-Advisers’ investment programs.

Day-to-day responsibility for investing Pear Tree Fund’ assets currently is provided by the Sub-Advisers described below.  The Pear Tree Funds and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with unaffiliated Sub-Advisers with respect to any Pear Tree Fund without obtaining shareholder approval.  With Board approval, the Manager may employ a new unaffiliated Sub-Adviser for the Fund, change the terms of the advisory contract with an unaffiliated Sub-Adviser, or enter into new advisory contracts with a Sub-Adviser.  The Manager retains ultimate responsibility to oversee the Sub-Advisers to the Pear Tree Funds and to recommend their hiring, termination, and replacement.  Shareholders of the Fund continue to have the right to terminate the advisory contract applicable to the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund.  Shareholders will be notified if the Sub-Adviser is removed or replaced or if there has been any material amendment to an advisory contract.

The Sub-Advisers and Portfolio Management

The Sub-Advisers provide portfolio management and related services to each Pear Tree Fund, including trade execution.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of his or her Fund.

Pear Tree Columbia Small Cap Fund, Pear Tree Columbia Micro Cap Fund and Pear Tree Quality Fund

Sub-Adviser. Columbia Partners, L.L.C., Investment Management (“Columbia”), 5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815 serves as the investment sub-adviser to Pear Tree Columbia Small Cap Fund and Pear Tree Quality Fund.  As of June 30, 2011, Columbia had approximately $3.1 billion in assets under management for individual, pension plan and endowment accounts.

Portfolio Management.

Pear Tree Columbia Small Cap Fund.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Robert A. von Pentz, CFA	Since 1996	Chief Investment Officer and head of Equity Investments since 1996 Investment professional since 1984
Rhys Williams, CFA	Since 1997	Senior Equity Portfolio Manager since 1997 Investment professional since 1990

Pear Tree Columbia Micro Cap Fund.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Adviser, primary role and investment experience
Robert A. von Pentz, CFA	Since 1996	Chief Investment Officer and head of Equity Investments since 1996 Investment professional since 1984
Dan Goldstein, CFA	Since 1996	Equity Team Portfolio Manager and Research Analyst since 1996 Investment professional since 1994

Pear Tree Quality Fund.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Robert A. von Pentz, CFA	Since 2011	Chief Investment Officer and head of Equity Investments since 1996 Investment professional since 1984

Pear Tree Emerging Markets Fund

Sub-Adviser. PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, Boston, MA 02110, serves as the investment sub-adviser to Pear Tree Emerging Markets Fund. As of June 30, 2011, PanAgora had $24.4 billion in assets under management in portfolios of institutional pension and endowment funds, among others.  Putnam Investments LLC is a control person of PanAgora.

Portfolio Management. Pear Tree Emerging Markets Fund is managed by the following team.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Joel G. Feinberg	Since 2008
Director, Equity Investments
Investment professional since 2000; from 2002 to 2005 as Senior Associate of Operations at PanAgora; Research Associate in Macro Strategies in 2005 at PanAgora; Portfolio Manager, Equity Investment 2006 to 2008 with PanAgora.

Sanjoy Ghosh, Ph.D.	Since 2008
Director, Equity Investments
Dr. Ghosh is a Director responsible for managing the firm’s dynamic equity investments. Prior to joining PanAgora in 2004, he worked at Putnam Investments as a portfolio manager on the Structured Equity team and has over 6 years investment industry experience.

Ronald Hua, CFA	Since 2008
Chief Investment Officer and Head of Research, Equity Investments
Mr. Hua is Chief Investment Officer, Equity Investments, is responsible for all equity strategies at PanAgora. He is also a member of the firm’s Management, Operating and Investment Committees. Prior to joining PanAgora in 2004, Mr. Hua worked at Putnam Investments as the lead portfolio manager on the Structured Small Cap Equity team, as well as contributing to research on U.S. Large Cap and International strategies.  Mr. Hua is a CFA charterholder with over 10 years investment industry experience.

Dmitri Kantsyrev, Ph.D., CFA	Since 2008
Portfolio Manager, Equity Investments
Dr. Kantsyrev is a Quantitative Analyst on the Dynamic Equity Modeling Team primarily responsible for conducting research for PanAgora’s Global and International Equity strategies. Dr. Kantsyrev joined PanAgora in 2007 from the University of Southern California, where he completed his studies in Finance. Dr. Kantsyrev is a CFA charterholder.

Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund

Sub-Adviser. Polaris Capital Management, LLC (“Polaris”), 125 Summer Street, Boston, MA 02110, serves as the investment sub-adviser to Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund. As of June 30, 2011, Polaris had $4.2 billion in assets under management for institutional clients and affluent individuals.

Portfolio Management.

Pear Tree Polaris Foreign Value Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.	Since 1998 (Fund inception) Lead Portfolio Manager	Founder and Portfolio Manager since 1995. Investment professional since 1980.
Sumanta Biswas, CFA	Since 2004
Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Pear Tree Polaris Foreign Value Small Cap Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.	Lead Portfolio Manager since 2008 (Fund inception)	Founder and Portfolio Manager since 1995. Investment professional since 1980.
Sumanta Biswas, CFA	Since 2008 (Fund inception) Assistant Portfolio Manager
Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Management and Advisory Fees

As compensation for services rendered for fiscal year ended March 31, 2011, each Pear Tree Fund (other than Pear Tree Columbia Micro Cap Fund) paid the Manager a monthly fee at the annual rate of 1.0 percent of the average daily net assets.  From the management fee, the Manager pays the expenses of providing investment advisory services to the Pear Tree Funds, including the fees of the Sub-Advisers of each individual Pear Tree Fund.

As Pear Tree Columbia Micro Cap Fund is new, no actual investment management fee information is available.  The Manager’s fee for serving as investment manager to Pear Tree Columbia Micro Cap Fund is 1.0 percent of that fund’s average daily net assets.

The Pear Tree Funds’ Semi-Annual report to be dated September 30, 2011 will contain a detailed discussion of the factors considered by the Pear Tree Funds’ Board and its conclusions in approving the management contract and advisory contracts .

Fee Waivers/Expense Limitation.

Pear Tree Quality Fund. The Manager has agreed until July 31, 2012 to waive 0.15 percent of its management fee if the Fund’s average daily net assets are up to $100 million and 0.25 percent of its management fee if the Fund’s average daily net assets are $100 million or more.  For the year ended March 30, 2011, the Manager waived fees or reimbursed the Fund in the aggregate amount of $ 16,257.  These fee waivers only may be terminated with the approval of the Board.

Pear Tree Columbia Micro Cap Fund.  The Manager has voluntarily agreed to waive its fees and reimburse the Fund such that the Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) would not exceed 2.0 percent for Ordinary Shares.  This waiver may be terminated or modified by the Manager at any time without the approval of the Board of Trustees.

Revenue Sharing Payments. The Manager or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor, U.S. Boston Capital Corporation) based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. Such payments will be paid by the Manager or its affiliates out of their profits or other available sources and will not impact the total operating expenses of any Pear Tree Fund.  The intermediaries to which payments may be made are determined by the Manager. These payments, often referred to as “revenue sharing payments,” may be in addition to other payments such as Rule 12b-1 fees and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pear Tree Funds or to provide marketing or service support to the Pear Tree Funds.

In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Pear Tree Fund.  Please contact your financial intermediary for details about revenue sharing payments it may receive.

Administrative and Processing Support Payments. The Manager or its affiliates may make payments to certain financial intermediaries that sell Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. The Manager or its affiliates also may make payments to certain financial intermediaries that sell Pear Tree Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Distributor and Distribution Plan

U.S. Boston Capital Corporation is the distributor of the Pear Tree Funds’ shares.

The Pear Tree Funds has adopted for each Fund a distribution plan under Rule 12b-1 to pay for the marketing and distribution of the Pear Tree Fund Ordinary Shares and for services provided to shareholders of the Pear Tree Funds’ Ordinary Shares as described above.  Rule 12b-1 fees are paid on an on-going basis out of the Fund’s assets allocated to Ordinary Shares, which will increase the cost of your investment in Ordinary Shares and may cost more than other types of sales charges.  The distribution fee is not directly tied to the Distributor’s expenses.  If the Distributor’s expenses exceed the Distributor’s fee, the Pear Tree Funds are not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

SHARE CLASS ELIGIBILITY

The Pear Tree Funds offer two classes of shares of each Pear Tree Fund through this prospectus: Ordinary Shares and Institutional Shares.

Ordinary Shares are available to all purchasers and are subject to a fee of 0.25 percent charged pursuant to Rule 12b-1 under the 1940 Act (“12b-1 fee”).  Institutional Shares are available to limited classes of purchasers on a “no-load” basis, and they are not subject to a sales charge or 12b-1 fee.

At this time the Pear Tree Funds do not accept applications for purchases of shares from Foreign Persons (that is, persons who are not U.S. citizens or resident aliens).

Ordinary Shares

The minimum initial investment is generally $2,500. However, you may make a minimum investment of $1,000 if you:

• Participate in the Pear Tree Funds’ Automatic Investment Plan;

• Open a Uniform Gifts/Transfers to Minors account; or

• Open an Individual Retirement Account (“IRA”) or an account under a similar plan established under the Employee Retirement Income Security Act of 1974, as amended, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10).

The Manager, at its discretion, may waive these minimums.

You may make subsequent purchases in any amount, although the Manager, at its discretion, reserves the right to impose a minimum at any time.

Institutional Shares

Institutional Shares are offered to clients who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds that currently offer Institutional Shares. There is no minimum additional investment amount.

Institutional Shares are not subject to any sales charges or fees pursuant to the Pear Tree Funds’ 12b-1 Plan.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more
(i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Fund;
(ii) banks and insurance companies purchasing shares for their own account;
(iii) an insurance company separate account; or
(iv) a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts.

$1 million or more in the aggregate
If an account or group of accounts is (a) not represented by a broker/dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:
(1) A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code;
(2) An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or
(3) A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

None
Investments made for an individual account or a group of accounts:
(i) through an eligible mutual fund wrap program. To be eligible, a mutual fund wrap program must offer allocation services, charge an asset-based fee to its participants for asset allocation and/or offer advisory services, and meet trading and operational requirements under an appropriate agreement with the Distributor or clearing entity; or
(ii) by registered investment Sub-Advisers who are (a) charging an asset based fee for their advisory services and (b) purchasing on behalf of their clients.
You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Pear Tree Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
None
(i) any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; or
(ii) officers, partners, trustees or directors and employees of the Pear Tree Funds, the Pear Tree Funds’ affiliated corporations, or of the Pear Tree Funds’ Sub-Advisers and their affiliated corporations (a “Fund Employee”), the spouse or child of a Pear Tree Fund Employee, a Pear Tree Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Pear Tree Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Pear Tree Institutional Services, a division of the Manager (“Transfer Agent”), with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Pear Tree Funds.

The Manager, at its sole discretion, may accept investments of $1 million or more in the aggregate from other classes of investors substantially similar to those listed above. In addition, the Manager may waive or lower initial investment amounts in other circumstances. Please call 1-800-326-2151 for more information.

HOW TO PURCHASE

Making an Initial Investment

You must provide the Pear Tree Funds with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.peartreefunds.com.

Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Pear Tree Funds’ policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Pear Tree Funds’ toll-free number 1-800-326-2151. Generally, shares may not be purchased by facsimile request or by electronic mail.

Identity Verification. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may close your account if it cannot adequately verify your identity. If your account must be closed, your redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Investments by Check. You may purchase shares of the Pear Tree Funds by sending a check payable in U.S. dollars to the Pear Tree Funds specifying the name(s) of the Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Pear Tree Funds

Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait 15 days prior to being liquidated.

Minimum Account Size

Each Pear Tree Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and 5,000 shares for Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to certain qualified retirement plan accounts.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Pear Tree Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Pear Tree Fund. You may cancel the Plan at any time, but your request must be received five business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than five business days before a scheduled withdrawal will take effect with the next scheduled withdrawal.  The Pear Tree Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Fund and your account number. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in each Pear Tree Fund. You may pay for all purchases with a single check. Additional shares may be purchased by ACH payment as well.

Investments through Tax-Deferred Retirement Plans

Pear Tree Funds are available for investment through various tax-deferred retirement vehicles.  Please call 1-800-326-2151 for assistance.   These types of investments may be subject to specific fees.

Confirmation Statements

The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund. There is no fee for exchanges. The exchange privilege is available only in states where shares of the Fund being acquired may legally be sold. Individual Funds may not be registered in each state. You should be aware that exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges will be made at the per share net asset value of shares of such class next determined after the exchange request is received in good order by the Fund. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Generally, shares may not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Pear Tree Funds from the possibility of fraudulent requests for redemption.

Generally, shares may not be redeemed by facsimile request or by electronic mail.

Requests should be sent to:

Pear Tree Funds

Attention: Transfer Agent

55 Old Bedford Road, suite 202

Lincoln, Massachusetts 01773

Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time). Once you make a telephone redemption request, you may not cancel it.  The Pear Tree Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine.  The Pear Tree Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Pear Tree Funds’ policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.

Automatic Withdrawal Plan

If you have a minimum of $10,000 in your account, you may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Pear Tree Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

You can directly redeem shares of a Pear Tree Fund by written request, by telephone (if elected in writing) and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Fund.

Good order means that:

• You have provided adequate instructions

• There are no outstanding claims against your account

• There are no transaction limitations on your account

Medallion signature guarantees and other requirements

You are required to obtain a medallion signature guarantee when you are:

• Requesting certain types of transfers or exchanges or sales of fund shares in excess of $100,000

• Requesting a redemption within 30 days of changing your account registration or address

• Requesting a redemption, exchange or transfer to someone other than the account owner(s).

Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).

Payment of Redemption Amount

The Pear Tree Funds will generally send redemption proceeds within three business days of the execution of a redemption request. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Pear Tree Funds reserve the right to hold the redemption check until monies have been collected by the Fund from the customers’ bank.

The Pear Tree Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Pear Tree Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission. As set forth in the Prospectus, the Pear Tree Funds may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

Redemptions In-Kind

For redemptions in excess of $250,000, or 1 percent of a Fund’s net assets, whichever is less, the Pear Tree Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash).

CALCULATION OF NET ASSET VALUE

You may purchase shares of each class of a Pear Tree Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Fund. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price.  The Pear Tree Funds will accept orders for purchases of shares on any day on which the NYSE is open.  The offering of shares of the Pear Tree Funds, or of any particular Fund, may be suspended from time to time, and the Pear Tree Funds reserve the right to reject any specific order.

Net asset value for one Fund share is the value of that share’s portion of all of the net assets in the Fund. Each Pear Tree Fund calculates its net asset value by adding the value of the Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of a Pear Tree Fund will be determined as of the close of trading on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day on which the NYSE is open for trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.

The Pear Tree Funds’ assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of a Pear Tree Fund’s net asset value (a significant event), at fair value as determined in good faith in accordance with procedures approved by the Board. Significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action. For certain securities, where no sales have been reported, a Pear Tree Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Pear Tree Emerging Markets Fund, Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund hold most of their assets in securities that are primarily listed and traded on a foreign exchange. Because foreign markets may be open at different times than the NYSE, the value of a Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for a Pear Tree Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of a Pear Tree Fund’s net asset value. If events materially affecting the value of a Pear Tree Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Board.

SHAREHOLDER ACCOUNT POLICIES

Household Delivery of Fund Documents

The Pear Tree Funds will send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Pear Tree Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Pear Tree Funds, by phone or in writing (see “How to contact us”).  The Pear Tree Funds will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Privacy

The Pear Tree Funds have a policy that protects the privacy of your personal information. A copy of the Pear Tree Funds’ privacy notice was given to you at the time you opened your account.  The Pear Tree Funds will send you a copy of the privacy notice each year as part of the Annual Report to Shareholders. You may also obtain the privacy notice by calling the transfer agent or through the Pear Tree Funds’ website.

Excessive Trading

Frequent trading into and out of a Pear Tree Fund can disrupt portfolio management strategies, harm a Pear Tree Fund’s performance by forcing the Pear Tree Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pear Tree Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings.  The Pear Tree Funds investing in foreign securities or small cap securities may have increased exposure to the risks of short term trading.

Each Pear Tree Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pear Tree Fund’s shares to be excessive for a variety of reasons, such as if:

• You sell shares within a short period of time after the shares were purchased;

• You make two or more purchases and redemptions within a short period of time;

• You enter into a series of transactions that is indicative of a timing pattern or strategy; or

• We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Pear Tree Fund investors. Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pear Tree Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Pear Tree Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pear Tree Fund may be adversely affected.

Frequently, Pear Tree Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Pear Tree Funds’ policies.

Each Pear Tree Fund may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Pear Tree Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pear Tree Fund believes are requested on behalf of market timers. Each Pear Tree Fund reserves the right to reject any purchase request by any investor or financial institution if the Pear Tree Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Pear Tree Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pear Tree Fund.  The Pear Tree Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Pear Tree Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Pear Tree Funds may impose further restrictions on trading activities by market timers in the future.  The Pear Tree Funds’ prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

OTHER POLICIES

Each Pear Tree Fund reserves the right to:

• Charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. A Pear Tree Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.

• Revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;

• Charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees; and

• Suspend transactions in Pear Tree Fund shares when trading on the NYSE is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Pear Tree Funds to sell or value their portfolio securities.

DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXATION

Dividends and Distributions

Each Pear Tree Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

All distributions will be automatically reinvested in additional shares of the Fund you own unless you elect to have dividends, capital gains, or both paid by check. If you elect to have dividends, capital gains or both paid by check, you will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least $10. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of the Fund you own. All distributions, whether received in shares or by check, are taxable and must be reported by you on your federal income tax returns.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Pear Tree Funds and their shareholders. The following assumes that a Pear Tree Fund’s shares will be treated as capital assets in the hands of each shareholder. Circumstances among investors will vary, so you are encouraged to consult with your own tax advisor regarding the impact of an investment in a Pear Tree Fund with respect to your specific tax situation prior to making an investment in a Pear Tree Fund.  The Pear Tree Funds will distribute all, or substantially all, of their net investment income and net capital gains to their respective shareholders each year. Although the Pear Tree Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to shareholders of the fund as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains recognized by a fund are taxable as long term taxable gains regardless of the length of time a shareholder has held the shares and whether or not the distributions is paid in cash or additional shares.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by a Pear Tree Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15 percent, instead of at the ordinary income rate, provided certain requirements are satisfied. It is currently unclear whether the U.S. Congress will extend this treatment to taxable years beginning after December 31, 2012.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by each Pear Tree Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Pear Tree Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Pear Tree Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Pear Tree Funds, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of a Pear Tree Fund through a financial intermediary, that entity will provide this information to you.

Each Pear Tree Fund intends to elect to be taxed each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level with respect to income and gains from investments that are distributed to shareholders. However, should a Pear Tree Fund fail to qualify as a regulated investment company, such Pear Tree Fund would be subject to taxation at the  fund level  and therefore, would have less income available for distribution.

Each Pear Tree Fund is required to withhold a legally determined portion, currently 28 percent, of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Pear Tree Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account. Foreign shareholders invested in a Pear Tree Fund should consult with their tax advisers as to if and how the U.S. federal income tax law and its withholding requirements apply to them.

Foreign Income Taxes. Investment income received by a Pear Tree Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a Pear Tree Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Pear Tree Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50 percent in value of a Pear Tree Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by such Fund. A Pear Tree Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Pear Tree Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends you receive from such Fund and your allocable share of foreign income taxes paid by such Fund. You would be entitled to treat the foreign income taxes paid as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat your allocable share of the foreign income taxes paid by the Fund as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that each Pear Tree Fund  will qualify to make the Foreign Election; however, a Pear Tree Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this Prospectus or the Statement of Additional Information.

PEAR TREE FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Pear Tree Fund ’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Pear Tree Funds’ financial statements, which have been audited by Tait, Weller & Baker LLP, the Pear Tree Funds’ independent registered public accounting firm. Its report and each Pear Tree Fund ’s financial statements are included in the Pear Tree Funds’ annual report to shareholders, which is available upon request. Information for the fiscal year ended March 31, 2007 was audited by another independent registered public accounting firm.

FINANCIAL HIGHLIGHTS FOR PEAR TREE COLUMBIA SMALL CAP FUND (For a share outstanding throughout each period)

	Ordinary Shares

	Years Ending March 31,
	2011	2010	2009	2008		2007

Net Asset Value, Beginning of Period	$ 16.45	$ 10.22	$ 19.45	$ 23.88		$ 22.99

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.04	0.11	0.06	0.07		(0.19)
Net realized and unrealized gain / (loss) on securities	3.52	6.15	(9.23)	(3.56)		2.91
Total from Investment Operations	3.56	6.26	(9.17)	(3.49)		2.72

Less Distributions :
Dividends from net investment income	(0.09)	(0.03)	-	(0.11)		-
Distributions from realized capital gains	-	-	(0.06)	(0.83)		(1.83)
Total Distributions	(0.09)	(0.03)	(0.06)	(0.94)		(1.83)

Net Asset Value, End of Period	$ 19.92	$ 16.45	$ 10.22	$ 19.45		$ 23.88

Total Return (d)	21.69%	61.27%	(47.11)%	(15.17)%		12.01%

Net Assets, End of Period (000's)	$113,675	$99,444	$61,943	$119,949		$124,998

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.64%	1.65%	1.64%	1.59%	*	1.82%
Net	1.64%	1.65%	1.64%	1.59%	*	1.82%
Ratio of net investment income (loss) to
average net assets (c)	0.23%	0.81%	0.31%	0.31%		(0.80)%

Portfolio Turnover	71%	50%	72%	39%		41%

* Expense ratio declined from year ended March 31, 2007 to 2008.The prior year was the result of the reduction of the 12b-1 fee from 50 basis points to 25 basis points on June 1, 2007.

	Ordinary Shares

	Years Ending March 31,
	2011	2010	2009	2008		2007

Net Asset Value, Beginning of Period	$ 16.45	$ 10.22	$ 19.45	$ 23.88		$ 22.99

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.04	0.11	0.06	0.07		(0.19)
Net realized and unrealized gain / (loss) on securities	3.52	6.15	(9.23)	(3.56)		2.91
Total from Investment Operations	3.56	6.26	(9.17)	(3.49)		2.72

Less Distributions :
Dividends from net investment income	(0.09)	(0.03)	-	(0.11)		-
Distributions from realized capital gains	-	-	(0.06)	(0.83)		(1.83)
Total Distributions	(0.09)	(0.03)	(0.06)	(0.94)		(1.83)

Net Asset Value, End of Period	$ 19.92	$ 16.45	$ 10.22	$ 19.45		$ 23.88

Total Return (d)	21.69%	61.27%	(47.11)%	(15.17)%		12.01%

Net Assets, End of Period (000's)	$113,675	$99,444	$61,943	$119,949		$124,998

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.64%	1.65%	1.64%	1.59%	*	1.82%
Net	1.64%	1.65%	1.64%	1.59%	*	1.82%
Ratio of net investment income (loss) to
average net assets (c)	0.23%	0.81%	0.31%	0.31%		(0.80)%

Portfolio Turnover	71%	50%	72%	39%		41%

* Expense ratio declined from year ended March 31, 2007 to 2008.The prior year was the result of the reduction of the 12b-1 fee from 50 basis points to 25 basis points on June 1, 2007.

	Institutional Shares

	Years Ending March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 18.56	$ 11.51	$ 21.86	$ 26.71	$ 25.39

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.09	0.20	0.10	0.12	(0.08)
Net realized and unrealized gain / (loss) on securities	3.98	6.91	(10.39)	(3.94)	3.23
Total from Investment Operations	4.07	7.11	(10.29)	(3.82)	3.15

Less Distributions :
Dividends from net investment income	(0.13)	(0.06)	-	(0.20)	-
Distributions from realized capital gains	-	-	(0.06)	(0.83)	(1.83)
Total Distributions	(0.13)	(0.06)	(0.06)	(1.03)	(1.83)

Net Asset Value, End of Period	$ 22.50	$ 18.56	$ 11.51	$ 21.86	$ 26.71

Total Return (d)	21.98%	61.83%	(47.04)%	(14.87)%	12.58%

Net Assets, End of Period (000's)	$ 7,806	$ 7,146	$ 7,281	$ 24,282	$ 12,400

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.39%	1.41%	1.42%	1.30%	1.31%
Net	1.39%	1.41%	1.42%	1.30%	1.31%
Ratio of net investment income (loss) to
average net assets (c)	0.48%	1.35%	0.48%	0.45%	(0.30%)

Portfolio Turnover	71%	50%	72%	39%	41%

	Institutional Shares

	Years Ending March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 18.56	$ 11.51	$ 21.86	$ 26.71	$ 25.39

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.09	0.20	0.10	0.12	(0.08)
Net realized and unrealized gain / (loss) on securities	3.98	6.91	(10.39)	(3.94)	3.23
Total from Investment Operations	4.07	7.11	(10.29)	(3.82)	3.15

Less Distributions :
Dividends from net investment income	(0.13)	(0.06)	-	(0.20)	-
Distributions from realized capital gains	-	-	(0.06)	(0.83)	(1.83)
Total Distributions	(0.13)	(0.06)	(0.06)	(1.03)	(1.83)

Net Asset Value, End of Period	$ 22.50	$ 18.56	$ 11.51	$ 21.86	$ 26.71

Total Return (d)	21.98%	61.83%	(47.04)%	(14.87)%	12.58%

Net Assets, End of Period (000's)	$ 7,806	$ 7,146	$ 7,281	$ 24,282	$ 12,400

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.39%	1.41%	1.42%	1.30%	1.31%
Net	1.39%	1.41%	1.42%	1.30%	1.31%
Ratio of net investment income (loss) to
average net assets (c)	0.48%	1.35%	0.48%	0.45%	(0.30%)

Portfolio Turnover	71%	50%	72%	39%	41%

(a)  Per share numbers have been calculated using the average shares method.
(b)  Reflects expense waivers/reimbursements and reductions in effect during the period.  See Note 3 to the Financial Statements.
(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares.  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.  See Note 3 to the financial statements.
(e)  Ratios of expenses to average net assets:
       - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
       - Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

FINANCIAL HIGHLIGHTS FOR PEAR TREE COLUMBIA MICRO CAP FUND
(For a share outstanding throughout each period)

No financial highlights are presented for the Fund because the Fund is new.
FINANCIAL HIGHLIGHTS FOR PEAR TREE QUALITY FUND (For a share outstanding throughout each period)

	Ordinary Shares

	Years Ended March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 11.37	$ 8.24	$ 14.07	$ 17.04	$ 14.76

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.09	0.05	(0.04)	(0.09)	(0.02)
Net realized and unrealized gain / (loss) on securities	1.01	3.10	(5.78)	(2.30)	2.33
Total from Investment Operations	1.10	3.15	(5.82)	(2.39)	2.31

Less Distributions :
Dividends from net investment income	(0.11)	(0.02)	(0.01)	-	(0.03)
Distributions from realized capital gains	-	-	-	(0.58)	-
Total Distributions	(0.11)	(0.02)	(0.01)	(0.58)	(0.03)

Net Asset Value, End of Period	$ 12.36	$ 11.37	$ 8.24	$ 14.07	$ 17.04

Total Return (d)	9.78%	38.30%	(41.36)%	(14.43)%	15.63%

Net Assets, End of Period (000's)	$ 62,920	$ 54,213	$ 43,014	$ 69,767	$ 75,376

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.93%	2.10%	2.71%	2.18%	1.74%
Net including dividend and interest expense
for securities sold short	1.89%	2.10%	2.71%	2.12%	1.71%
Net excluding dividend and interest expense
for securities sold short	1.85%	1.92%	1.98%	1.90%	1.69%
Ratio of net investment income (loss) to
average net assets (c)	0.84%	0.50%	(0.38)%	(0.52)%	(0.14)%

Portfolio Turnover Excluding Short Positions (f)	283%	191%	207%	171%	83%

Note: This fund changed its investment strategy on January 27, 2011.
	Institutional Shares

	Years Ending March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 11.80	$ 8.54	$ 14.71	$ 17.80	$ 15.40

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.12	0.08	(0.10)	(0.10)	0.06
Net realized and unrealized gain / (loss) on securities	1.06	3.22	(6.02)	(2.41)	2.44
Total from Investment Operations	1.18	3.30	(6.12)	(2.51)	2.50

Less Distributions :
Dividends from net investment income	(0.13)	(0.04)	(0.05)	-	(0.10)
Distributions from realized capital gains	-	-	-	(0.58)	-
Total Distributions	(0.13)	(0.04)	(0.05)	(0.58)	(0.10)

Net Asset Value, End of Period	$ 12.85	$ 11.80	$ 8.54	$ 14.71	$ 17.80

Total Return (d)	10.07%	38.71%	(41.66)%	(14.49)%	16.22%

Net Assets, End of Period (000's)	$ 809	$ 591	$ 584	$ 1,009	$ 1,279

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.71%	1.81%	3.19%	2.23%	1.25%
Net including dividend and interest expense
for securities sold short	1.67%	1.81%	3.19%	2.17%	1.22%
Net excluding dividend and interest expense
for securities sold short	1.63%	1.63%	2.46%	1.95%	1.20%
Ratio of net investment income (loss) to
average net assets (c)	1.08%	0.75%	(0.86)%	(0.56)%	0.35%

Portfolio Turnover Excluding Short Positions (f)	283%	191%	207%	171%	83%

	Ordinary Shares

	Years Ended March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 11.37	$ 8.24	$ 14.07	$ 17.04	$ 14.76

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.09	0.05	(0.04)	(0.09)	(0.02)
Net realized and unrealized gain / (loss) on securities	1.01	3.10	(5.78)	(2.30)	2.33
Total from Investment Operations	1.10	3.15	(5.82)	(2.39)	2.31

Less Distributions :
Dividends from net investment income	(0.11)	(0.02)	(0.01)	-	(0.03)
Distributions from realized capital gains	-	-	-	(0.58)	-
Total Distributions	(0.11)	(0.02)	(0.01)	(0.58)	(0.03)

Net Asset Value, End of Period	$ 12.36	$ 11.37	$ 8.24	$ 14.07	$ 17.04

Total Return (d)	9.78%	38.30%	(41.36)%	(14.43)%	15.63%

Net Assets, End of Period (000's)	$ 62,920	$ 54,213	$ 43,014	$ 69,767	$ 75,376

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.93%	2.10%	2.71%	2.18%	1.74%
Net including dividend and interest expense
for securities sold short	1.89%	2.10%	2.71%	2.12%	1.71%
Net excluding dividend and interest expense
for securities sold short	1.85%	1.92%	1.98%	1.90%	1.69%
Ratio of net investment income (loss) to
average net assets (c)	0.84%	0.50%	(0.38)%	(0.52)%	(0.14)%

Portfolio Turnover Excluding Short Positions (f)	283%	191%	207%	171%	83%

Note: This fund changed its investment strategy on January 27, 2011.
	Institutional Shares

	Years Ending March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 11.80	$ 8.54	$ 14.71	$ 17.80	$ 15.40

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.12	0.08	(0.10)	(0.10)	0.06
Net realized and unrealized gain / (loss) on securities	1.06	3.22	(6.02)	(2.41)	2.44
Total from Investment Operations	1.18	3.30	(6.12)	(2.51)	2.50

Less Distributions :
Dividends from net investment income	(0.13)	(0.04)	(0.05)	-	(0.10)
Distributions from realized capital gains	-	-	-	(0.58)	-
Total Distributions	(0.13)	(0.04)	(0.05)	(0.58)	(0.10)

Net Asset Value, End of Period	$ 12.85	$ 11.80	$ 8.54	$ 14.71	$ 17.80

Total Return (d)	10.07%	38.71%	(41.66)%	(14.49)%	16.22%

Net Assets, End of Period (000's)	$ 809	$ 591	$ 584	$ 1,009	$ 1,279

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.71%	1.81%	3.19%	2.23%	1.25%
Net including dividend and interest expense
for securities sold short	1.67%	1.81%	3.19%	2.17%	1.22%
Net excluding dividend and interest expense
for securities sold short	1.63%	1.63%	2.46%	1.95%	1.20%
Ratio of net investment income (loss) to
average net assets (c)	1.08%	0.75%	(0.86)%	(0.56)%	0.35%

Portfolio Turnover Excluding Short Positions (f)	283%	191%	207%	171%	83%

Note:  This Fund changed its investment strategy on November 1, 2006 from Growth & Income to Long / Short then on
January 27, 2011 changed from Long/Short to Quality.
(a)  Per share numbers have been calculated using the average shares method.
(b)  Reflects expense waivers/reimbursements and reductions in effect during the period.  See Note 3 to the Financial Statements.
(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares.  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.
     See Note 3 to the financial statements.
(e)  Ratios of expenses to average net assets:
       - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
       - Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
 (f)     Portfolio turnover is calculated on long security positions only.  Short positions are generally held for less than one year.

FINANCIAL HIGHLIGHTS FOR PEAR TREE EMERGING MARKETS FUND (For a share outstanding throughout each period)

	Ordinary Shares

	Years Ended March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 21.23	$ 12.06	$ 27.04	$ 23.34	$ 19.85

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.24	0.18	0.33	0.26	0.16
Net realized and unrealized gain / (loss) on securities	3.96	9.05	(14.76)	4.42	4.02
Total from Investment Operations	4.20	9.23	(14.43)	4.68	4.18

Less Distributions :
Dividends from net investment income	(0.25)	(0.06)	(0.43)	(0.16)	(0.22)
Distributions from realized capital gains	-	-	(0.12)	(0.82)	(0.47)
Total Distributions	(0.25)	(0.06)	(0.55)	(0.98)	(0.69)

Net Asset Value, End of Period	$ 25.18	$ 21.23	$ 12.06	$ 27.04	$ 23.34

Total Return (d)	19.86%	76.56%	(53.27)%	19.35%	21.36%

Net Assets, End of Period (000's)	$ 176,386	$ 205,727	$ 164,133	$ 491,462	$ 276,698

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.77%	1.74%	1.67%	1.60%	1.67%
Net	1.77%	1.74%	1.67%	1.60%	1.67%
Ratio of net investment income (loss) to
average net assets (c)	1.05%	0.99%	1.66%	0.91%	0.77%

Portfolio Turnover	68%	120%	67%	18%	24%

	Institutional Shares

	Years Ending March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 21.48	$ 12.19	$ 27.46	$ 23.67	$ 20.11

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.42	0.27	0.34	0.33	0.21
Net realized and unrealized gain / (loss) on securities	3.89	9.11	(14.98)	4.50	4.08
Total from Investment Operations	4.31	9.38	(14.64)	4.83	4.29

Less Distributions :
Dividends from net investment income	(0.26)	(0.09)	(0.51)	(0.22)	(0.26)
Distributions from realized capital gains	-	-	(0.12)	(0.82)	(0.47)
Total Distributions	(0.26)	(0.09)	(0.63)	(1.04)	(0.73)

Net Asset Value, End of Period	$ 25.53	$ 21.48	$ 12.19	$ 27.46	$ 23.67

Total Return (d)	20.14%	77.02%	(53.17)%	19.67%	21.68%

Net Assets, End of Period (000's)	$ 11,267	$ 26,247	$ 25,664	$ 40,501	$ 12,759

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.51%	1.50%	1.48%	1.39%	1.41%
Net	1.51%	1.50%	1.48%	1.39%	1.41%
Ratio of net investment income (loss) to
average net assets (c)	1.94%	1.48%	1.82%	1.12%	1.02%

Portfolio Turnover	68%	120%	67%	18%	24%

	Ordinary Shares

	Years Ended March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 21.23	$ 12.06	$ 27.04	$ 23.34	$ 19.85

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.24	0.18	0.33	0.26	0.16
Net realized and unrealized gain / (loss) on securities	3.96	9.05	(14.76)	4.42	4.02
Total from Investment Operations	4.20	9.23	(14.43)	4.68	4.18

Less Distributions :
Dividends from net investment income	(0.25)	(0.06)	(0.43)	(0.16)	(0.22)
Distributions from realized capital gains	-	-	(0.12)	(0.82)	(0.47)
Total Distributions	(0.25)	(0.06)	(0.55)	(0.98)	(0.69)

Net Asset Value, End of Period	$ 25.18	$ 21.23	$ 12.06	$ 27.04	$ 23.34

Total Return (d)	19.86%	76.56%	(53.27)%	19.35%	21.36%

Net Assets, End of Period (000's)	$ 176,386	$ 205,727	$ 164,133	$ 491,462	$ 276,698

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.77%	1.74%	1.67%	1.60%	1.67%
Net	1.77%	1.74%	1.67%	1.60%	1.67%
Ratio of net investment income (loss) to
average net assets (c)	1.05%	0.99%	1.66%	0.91%	0.77%

Portfolio Turnover	68%	120%	67%	18%	24%

	Institutional Shares

	Years Ending March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 21.48	$ 12.19	$ 27.46	$ 23.67	$ 20.11

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.42	0.27	0.34	0.33	0.21
Net realized and unrealized gain / (loss) on securities	3.89	9.11	(14.98)	4.50	4.08
Total from Investment Operations	4.31	9.38	(14.64)	4.83	4.29

Less Distributions :
Dividends from net investment income	(0.26)	(0.09)	(0.51)	(0.22)	(0.26)
Distributions from realized capital gains	-	-	(0.12)	(0.82)	(0.47)
Total Distributions	(0.26)	(0.09)	(0.63)	(1.04)	(0.73)

Net Asset Value, End of Period	$ 25.53	$ 21.48	$ 12.19	$ 27.46	$ 23.67

Total Return (d)	20.14%	77.02%	(53.17)%	19.67%	21.68%

Net Assets, End of Period (000's)	$ 11,267	$ 26,247	$ 25,664	$ 40,501	$ 12,759

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.51%	1.50%	1.48%	1.39%	1.41%
Net	1.51%	1.50%	1.48%	1.39%	1.41%
Ratio of net investment income (loss) to
average net assets (c)	1.94%	1.48%	1.82%	1.12%	1.02%

Portfolio Turnover	68%	120%	67%	18%	24%

(a)  Per share numbers have been calculated using the average shares method.
(b)  Reflects expense waivers/reimbursements and reductions in effect during the period.  See Note 3 to the Financial Statements.
(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares.  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.  See Note 3 to the financial statements.
(e)  Ratios of expenses to average net assets:
       - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
       - Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

FINANCIAL HIGHLIGHTS FOR PEAR TREE POLARIS FOREIGN VALUE FUND (For a share outstanding throughout each period)

	Ordinary Shares

	Years Ended March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 12.45	$ 6.97	$ 19.87	$ 23.07	$ 19.91

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.07	0.13	0.35	0.19	0.18
Net realized and unrealized gain / (loss) on securities	2.31	5.71	(11.53)	(2.11)	4.12
Total from Investment Operations	2.38	5.84	(11.18)	(1.92)	4.30

Less Distributions :
Dividends from net investment income	(0.15)	(0.36)	(0.11)	(0.19)	(0.07)
Distributions from realized capital gains	-	-	(1.61)	(1.09)	(1.07)
Total Distributions	(0.15)	(0.36)	(1.72)	(1.28)	(1.14)

Net Asset Value, End of Period	$ 14.68	$ 12.45	$ 6.97	$ 19.87	$ 23.07

Total Return (d)	19.17%	84.05%	(55.95)%	(8.71)%	22.08%

Net Assets, End of Period (000's)	$ 369,550	$ 369,626	$ 193,798	$ 781,136	$ 778,104

Ratios and Supplemental Data:
Ratios of expenses to average net assets : (e)
Gross	1.62%	1.62%	1.62%	1.56%	1.60%
Net	1.62%	1.62%	1.62%	1.56%	1.60%
Ratio of net investment income (loss) to
average net assets (c)	0.56%	1.17%	2.49%	0.83%	0.88%

Portfolio Turnover	9%	24%	20%	44%	19%

	Institutional Shares

	Years Ending March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 12.45	$ 6.98	$ 19.98	$ 23.19	$ 20.01

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.10	0.14	0.38	0.26	0.25
Net realized and unrealized gain / (loss) on securities	2.31	5.71	(11.60)	(2.13)	4.12
Total from Investment Operations	2.41	5.85	(11.22)	(1.87)	4.37

Less Distributions :
Dividends from net investment income	(0.18)	(0.38)	(0.17)	(0.25)	(0.12)
Distributions from realized capital gains	-	-	(1.61)	(1.09)	(1.07)
Total Distributions	(0.18)	(0.38)	(1.78)	(1.34)	(1.19)

Net Asset Value, End of Period	$ 14.68	$ 12.45	$ 6.98	$ 19.98	$ 23.19

Total Return (d)	19.48%	84.12%	(55.85)%	(8.49)%	22.37%

Net Assets, End of Period (000's)	$ 78,790	$ 68,067	$ 47,090	$ 140,999	$ 115,200

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.37%	1.37%	1.38%	1.32%	1.35%
Net	1.37%	1.37%	1.38%	1.32%	1.35%
Ratio of net investment income (loss) to
average net assets (c)	0.79%	1.29%	2.77%	1.18%	1.13%

Portfolio Turnover	9%	24%	20%	44%	19%

	Ordinary Shares

	Years Ended March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 12.45	$ 6.97	$ 19.87	$ 23.07	$ 19.91

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.07	0.13	0.35	0.19	0.18
Net realized and unrealized gain / (loss) on securities	2.31	5.71	(11.53)	(2.11)	4.12
Total from Investment Operations	2.38	5.84	(11.18)	(1.92)	4.30

Less Distributions :
Dividends from net investment income	(0.15)	(0.36)	(0.11)	(0.19)	(0.07)
Distributions from realized capital gains	-	-	(1.61)	(1.09)	(1.07)
Total Distributions	(0.15)	(0.36)	(1.72)	(1.28)	(1.14)

Net Asset Value, End of Period	$ 14.68	$ 12.45	$ 6.97	$ 19.87	$ 23.07

Total Return (d)	19.17%	84.05%	(55.95)%	(8.71)%	22.08%

Net Assets, End of Period (000's)	$ 369,550	$ 369,626	$ 193,798	$ 781,136	$ 778,104

Ratios and Supplemental Data:
Ratios of expenses to average net assets : (e)
Gross	1.62%	1.62%	1.62%	1.56%	1.60%
Net	1.62%	1.62%	1.62%	1.56%	1.60%
Ratio of net investment income (loss) to
average net assets (c)	0.56%	1.17%	2.49%	0.83%	0.88%

Portfolio Turnover	9%	24%	20%	44%	19%

	Institutional Shares

	Years Ending March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$ 12.45	$ 6.98	$ 19.98	$ 23.19	$ 20.01

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.10	0.14	0.38	0.26	0.25
Net realized and unrealized gain / (loss) on securities	2.31	5.71	(11.60)	(2.13)	4.12
Total from Investment Operations	2.41	5.85	(11.22)	(1.87)	4.37

Less Distributions :
Dividends from net investment income	(0.18)	(0.38)	(0.17)	(0.25)	(0.12)
Distributions from realized capital gains	-	-	(1.61)	(1.09)	(1.07)
Total Distributions	(0.18)	(0.38)	(1.78)	(1.34)	(1.19)

Net Asset Value, End of Period	$ 14.68	$ 12.45	$ 6.98	$ 19.98	$ 23.19

Total Return (d)	19.48%	84.12%	(55.85)%	(8.49)%	22.37%

Net Assets, End of Period (000's)	$ 78,790	$ 68,067	$ 47,090	$ 140,999	$ 115,200

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.37%	1.37%	1.38%	1.32%	1.35%
Net	1.37%	1.37%	1.38%	1.32%	1.35%
Ratio of net investment income (loss) to
average net assets (c)	0.79%	1.29%	2.77%	1.18%	1.13%

Portfolio Turnover	9%	24%	20%	44%	19%

(a)  Per share numbers have been calculated using the average shares method.
(b)  Reflects expense waivers/reimbursements and reductions in effect during the period.  See Note 3 to the Financial Statements.
(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares.  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.
See Note 3 to the financial statements.
(e)  Ratios of expenses to average net assets:
       - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
       - Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

FINANCIAL HIGHLIGHTS FOR PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND
(For a share outstanding throughout each period)

	Ordinary Shares

	Period Ended March 31,
	2011	2010	2009

Net Asset Value, Beginning of Period	$ 10.28	$ 4.82	$ 10.00

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.09	0.07	0.03
Net realized and unrealized gain / (loss) on securities	1.25	5.42	(5.15)
Total from Investment Operations	1.34	5.49	(5.12)

Less Distributions :
Dividends from net investment income	(0.08)	(0.03)	(0.04)
Distributions from realized capital gains	(0.35)	-	(0.02)
Total Distributions	(0.43)	(0.03)	(0.06)

Net Asset Value, End of Period*	$ 11.19	$ 10.28	$ 4.82

Total Return (d)	13.12%	114.00%	(51.25)%

Net Assets, End of Period (000's)	$ 78,307	$ 124,971	$ 18,978

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.69%	1.64%	2.00%	**
Net	1.69%	1.64%	1.97%	**
Ratio of net investment income (loss) to
average net assets (c)	0.82%	0.82%	0.66%	**

Portfolio Turnover	54%	14%	10%

	Institutional Shares

	Period Ending March 31,
	2011	2010	2009

Net Asset Value, Beginning of Period	$ 10.30	$ 4.82	$ 10.00

Income from Investment Operations :
Net investment income (loss) (a)(b)(c)	0.09	0.11	0.07
Net realized and unrealized gain / (loss) on securities	1.28	5.41	(5.19)
Total from Investment Operations	1.37	5.52	(5.12)

Less Distributions :
Dividends from net investment income	(0.11)	(0.04)	(0.04)
Distributions from realized capital gains	(0.35)	-	(0.02)
Total Distributions	(0.46)	(0.04)	(0.06)

Net Asset Value, End of Period*	$ 11.21	$ 10.30	$ 4.82

Total Return (d)	13.40%	114.55%	(51.20)%

Net Assets, End of Period (000's)	$ 23,973	$ 8,103	$ 3,592

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.44%	1.43%	1.88%	**
Net	1.44%	1.43%	1.85%	**
Ratio of net investment income (loss) to
average net assets (c)	0.92%	1.27%	1.10%	**

Portfolio Turnover	54%	14%	10%

*  Fund commenced operations May 1, 2008.
**  Annualized.
(a)  Per share numbers have been calculated using the average shares method.
(b)  Reflects expense waivers/reimbursements and reductions in effect during the period.  See Note 3 to the Financial Statements.
(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment   income prior to certain reclassifications for federal income or excise taxes.
(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares.  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.  See Note 3 to the financial statements.
(e)  Ratios of expenses to average net assets:
       - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
       - Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE FUNDS

OBTAINING ADDITIONAL INFORMATION

More information about the Pear Tree Funds may be obtained free upon request.

The Pear Tree Funds’ Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Pear Tree Funds.  The Pear Tree Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Pear Tree Fund’s performance during its last fiscal years. The SAI, each Pear Tree Fund’s financial statements and the independent registered public accounting firm’s report on the financial statements included in the Pear Tree Funds’ most recent annual report to shareholders, are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes.  The Pear Tree Funds’ also file their complete schedules of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.  The Pear Tree Funds’ most recent portfolio holdings, as filed on Form N-Q, are also available at www.peartreefunds.com.

If you have questions about the Pear Tree Funds or your account, or you wish to obtain free copies of the Pear Tree Funds’ current SAI or annual or semiannual reports, please contact your financial adviser or contact us by mail, by telephone or on the Internet.

By Mail:	Pear Tree Institutional Services 55 Old Bedford Road Suite 202 Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.peartreefunds.com

You may review and obtain copies of the Pear Tree Funds’ SAI, financial reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C. You may also access reports and other information about the Pear Tree Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Please call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may need to refer to the Pear Tree Funds’ file number.

SEC 1940 Act File #811-03790.

Distributed by U.S. Boston Capital Corporation, member FINRA, SIPC

STATEMENT OF ADDITIONAL INFORMATION

PEAR TREE COLUMBIA SMALL CAP FUND
PEAR TREE COLUMBIA MICRO CAP FUND
PEAR TREE QUALITY FUND
PEAR TREE EMERGING MARKETS FUND
PEAR TREE POLARIS FOREIGN VALUE FUND
PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Ordinary Shares and Institutional Shares

	Ordinary Shares	Institutional Shares
U.S. EQUITY FUNDS
Pear Tree Columbia Small Cap Fund	USBNX	QBNAX
Pear Tree Columbia Micro Cap Fund	PTFMX	MICRX
Pear Tree Quality Fund	USBOX	QGIAX
INTERNATIONAL EQUITY FUNDS
Pear Tree Emerging Markets Fund	QFFOX	QEMAX
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX

August 1, 2011

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated August 1, 2011 for the Ordinary Shares and Institutional Shares of the separate series identified above (collectively, the “Pear Tree Funds” and individually, a “Pear Tree Fund”) of Pear Tree Funds (formerly The Quantitative Group of Funds d/b/a Quant Funds) (the “Trust”), as supplemented or revised from time to time (the “Prospectus”).  This SAI incorporates by reference the Pear Tree Funds’ Annual Report for the period ended March 31, 2011.  A copy of the Prospectus and, as they become available, the Pear Tree Fund’s most recent annual and semi-annual reports may be obtained free of charge by calling 1-800-326-2151, by written request to the Pear Tree Funds at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 or from our website at: www.peartreefunds.com.

TABLE OF CONTENTS

THE MANAGER AND THE SUB-ADVISERS                                                                                           32

PROXY VOTING POLICIES………………………………………………………………………… 66

FUND HISTORY

The Trust is a registered, open-end, management investment company that was established in 1983 as a business trust under Massachusetts law. A copy of the Second Amended and Restated Declaration of Trust dated May 25, 2011, is on file with the Secretary of the Commonwealth of the Commonwealth of Massachusetts.

Each Pear Tree Fund identified on the cover page of this SAI is a series of the Trust.  Pear Tree Advisors, Inc. (the “Manager”) serves as the investment manager to each Pear Tree Fund, and for each Pear Tree Fund, there is an investment sub-adviser (each, a “Sub-Adviser”).

The Pear Tree Funds formerly were named The Quantitative Group of Funds and did business as “Quant Funds.”  Each of the Pear Tree Funds formerly were referred to as follows:

Current Fund Name	Former Fund Name(s)
Pear Tree Columbia Small Cap Fund	Quant Small Cap Fund
Pear Tree Columbia Micro Cap Fund	None
Pear Tree Quality Fund	Quant Quality Fund (formerly Quant Long/Short Fund)
Pear Tree Emerging Markets Fund	Quant Emerging Markets Fund
Pear Tree Polaris Foreign Value Fund	Quant Foreign Value Fund
Pear Tree Polaris Foreign Value Small Cap Fund	Quant Foreign Value Small Cap Fund

Pear Tree Advisors, Inc. formerly was named Quantitative Investment Advisors, Inc.  On May 26, 2011, each of the Trust, the Manager and each Pear Tree Fund (other than Pear Tree Columbia Micro Cap Fund) changed its name to its current name.

Capitalized terms used in this SAI but not defined herein have the same meanings as in the Prospectus.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The Prospectus presents the investment objective and the principal investment strategies and risks of each Pear Tree Fund. This section supplements the disclosure in the Prospectus and provides additional information on the Pear Tree Funds’ investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Pear Tree Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable.  Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.  There is no assurance that the Pear Tree Funds’ objectives will be achieved.

Investment Policies and Risks

Convertible Securities.

Each Pear Tree Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, which allow the holder thereof to convert the instrument into common stock at a specified share price or ratio. The price of the common stock may fluctuate above or below the specified price or ratio, which may allow the Pear Tree Fund the opportunity to purchase the common stock at below market price or, conversely, render the right of conversion worthless. A Pear Tree Fund will invest in convertible securities primarily for their equity characteristics.

Other Investment Companies.

Each Pear Tree Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Pear Tree Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by the 1940 Act, a Pear Tree Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10 percent of the Pear Tree Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3 percent of the total outstanding voting securities of any one investment company being held by the Pear Tree Fund, or (iii) more than 5 percent of the Pear Tree Fund’s total assets would be invested in any one investment company.

The limitations on investments in other investment companies do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Pear Tree Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Pear Tree Fund’s own operations.

Exchange Traded Funds.

Subject to the limitations on investment in other investment companies, as described in “Investment Policies, Risks and Restrictions – Investment Policies and Risks – Other Investment Companies,” above, and as such may be modified by an exemptive order or exemptive rule from the Securities and Exchange Commission (the “SEC”) with respect to a particular exchange traded fund “ETF”, each Pear Tree Fund may invest in ETFs.

ETFs, such as Standard & Poor’s Corporation (“S&P”) depositary receipts (“SPDRs”), Nasdaq 100 Index Trading Stock (“QQQs”), iShares and various country index funds, are investment companies whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System “NASDAQ”.  ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. A Pear Tree Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Pear Tree Fund’s own operations.

Exchange Traded Notes.

Consistent with its ability to invest in fixed income securities and to enter into derivatives contracts, Pear Tree Emerging Markets Fund may invest in exchange traded notes (“ETNs”).   ETNs are unsecured, unsubordinated debt securities typically issued by an underwriting financial institution, which are designed to track the performance of a market index and may provide exposure to the returns of various market indices, including indices linked to stocks, bonds, commodities and currencies.  ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.  However, unlike an ETF, an ETN can be redeemed at any time or can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific index that the ETN is designed to track minus certain fees.  Unlike fixed income bonds, ETNs do not make periodic interest payments, and the principal investment is not protected.

ETNs are subject to credit risk, including the risk that the issuer of the ETN may default on its obligations. The value of an ETN may vary and may be influenced by, among other things, the time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the particular index. When Pear Tree Emerging Markets Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  Additionally, the issuer may impose restrictions on the Fund's right to redeem its investment in an ETN.

Real Estate Investment Trusts.

Each Pear Tree Fund may invest in Real Estate Investment Trusts ("REITs"). REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In some cases, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates.  This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Investment in Initial Public Offerings.

To the extent consistent with its investment objective, each Pear Tree Fund may invest up to 5 percent of its total net assets (at time of purchase) in initial public offerings (“IPO”) of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in IPO’s are smaller capitalization companies that present the risks of such companies described in “Principal Risks for the Fund” in the Prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPO’s could represent a significant portion of a Pear Tree Fund’s investment performance. A Pear Tree Fund cannot assure that investments in IPO’s will continue to be available to the Pear Tree Fund or, if available, will result in positive investment performance, particularly during times when the Fund is of smaller size. In addition, as the Pear Tree Fund’s assets increase, the impact of investments in IPO’s on the overall performance of the Pear Tree Fund is likely to decrease.

A Pear Tree Fund may sell stocks purchased in IPO’s shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPO’s, the Pear Tree Fund may continue to hold such stocks for longer-term investment if the Pear Tree Fund’s Sub-Adviser believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, the Fund may purchase newly public stocks in the secondary market if the Pear Tree Fund’s Sub-Adviser determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.

Derivatives.

Each Pear Tree Fund may invest in derivative instruments such as futures, options, warrants and swaps (“Derivatives”). Derivatives are financial instruments whose value depend upon, or are derived from, the value of something else, such as one or more underlying investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over the counter”). A Pear Tree Fund may use Derivatives both for hedging and non-hedging purposes. Derivatives involve special risks and costs and may result in losses to the Pear Tree Fund. The successful use of Derivatives requires sophisticated management and the Pear Tree Fund will depend on its Sub-Adviser’s ability to analyze and manage Derivatives transactions. The prices of Derivatives may move in unexpected ways, especially in abnormal or volatile market conditions. Some Derivatives may create “leverage” in the Pear Tree Fund and therefore may magnify or otherwise increase investment losses to the Pear Tree Fund. The Pear Tree Fund’s use of Derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell Derivatives positions. A liquid secondary market may not always exist for the Pear Tree Fund’s Derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Pear Tree Fund.

Participatory Notes.

Each of Pear Tree Emerging Markets Fund, Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund may invest in participatory notes.  Participatory notes are offshore derivative instruments issued to foreign investors against underlying Indian securities which are not registered with the Securities and Exchange Board of India. The risks of investing in participatory notes are similar to those risks of investing in foreign securities in general.  See “Principal Investment Risks" for each Fund in the Prospectus for a discussion of the risks of investing in foreign securities.  Participatory notes function similarly to depositary receipts except that brokers, not U.S. banks, are depositories for Indian-based securities on behalf of foreign investors. Brokers buy Indian-based securities and then issue participatory notes to foreign investors. Any dividends or capital gains collected from the underlying securities are remitted to the foreign investors. However, unlike depositary receipts, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

Opals.

Each of Pear Tree Emerging Markets Fund, Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund may each invest in optimized portfolio as listed securities (“OPALS”). OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities and also have the risk that they will not track the underlying index.  See “Principal Investment Risks-Foreign Securities" in the Prospectus. In addition, because the OPALS are not registered under applicable securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Pear Tree Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

Depository Receipts.

Each Pear Tree Fund may invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). ADRs, EDRs and GDRs (collectively, “Depository Receipts”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. Depository Receipts may be sponsored or unsponsored. Unsponsored Depository Receipts are established without the participation of the issuer. Unsponsored Depository Receipts differ from Depository Receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since each of Pear Tree Polaris Foreign Value Fund, Pear Tree Emerging Markets Fund and Pear Tree Polaris Foreign Value Small Cap Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of these Pear Tree Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Pear Tree Funds may incur costs in connection with conversions between various currencies. Each of Pear Tree Polaris Foreign Value Fund, Pear Tree Emerging Markets Fund and Pear Tree Polaris Foreign Value Small Cap Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Each of Pear Tree Polaris Foreign Value Fund, Pear Tree Emerging Markets Fund and Pear Tree Polaris Foreign Value Small Cap Fund will generally not enter into a forward contract with a term of greater than one year. the Pear Tree Funds’ Custodian (as defined below) will place cash or liquid securities into a segregated account of the series in an amount equal to the value of the Pear Tree Funds’ total assets committed to the consummation of forward foreign currency exchange contracts.  If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

Each of Pear Tree Polaris Foreign Value Fund, Pear Tree Emerging Markets Fund and Pear Tree Polaris Foreign Value Small Cap Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Pear Tree Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Pear Tree Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Pear Tree Fund’s Sub-Adviser believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Pear Tree Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Pear Tree Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Pear Tree Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Pear Tree Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion, or up to 75 percent of the value of its assets, to the consummation of these contracts. The Pear Tree Fund’s Sub-Adviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and the flexibility of the Pear Tree Fund to purchase additional securities. Other than as set forth above, the Pear Tree Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Pear Tree Fund to deliver an amount of foreign currency in excess of the value of the Pear Tree Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Pear Tree Fund’s Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Pear Tree Fund will be served.

At the maturity of a forward contract, the Pear Tree Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Pear Tree Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Pear Tree Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Pear Tree Fund is obligated to deliver.

If a Pear Tree Fund retains the portfolio security and engages in an offsetting transaction, the Pear Tree Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Pear Tree Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Pear Tree Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Pear Tree Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Pear Tree Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Pear Tree Fund is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Pear Tree Fund’s Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Temporary Defensive Strategy.

Each Pear Tree Fund may invest in cash, cash equivalents, and short-term debt obligations for temporary defensive purposes and for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term debt obligations may include obligations of the U.S. government and (in the case of Pear Tree Polaris Foreign Value Fund, Pear Tree Emerging Markets Fund and Pear Tree Polaris Foreign Value Small Cap Fund securities of foreign governments). Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks (and, in the case of Pear Tree Polaris Foreign Value Fund, Pear Tree Emerging Markets Fund and Pear Tree Polaris Foreign Value Small Cap Fund, foreign banks) having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc.(“Moody’s”) or A-1 by S&P, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or the Fund’s Sub-Adviser, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by S&P. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

Moody’s bond ratings cited above are as follows:

Aaa:  Bonds that are rated “Aaa” are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as “high-grade” bonds. They are rated lower than the best bonds because margins of protection may not be as large as with “Aaa” securities or other elements may make long-term risks appear greater than those of “Aaa” securities.

The S&P Corporation bond ratings cited above are as follows:

AAA: “AAA” is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated “AA” also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

Fixed Income Securities.

Each Pear Tree Fund may invest in fixed income securities of any maturity. A Pear Tree Fund may not invest more than 10 percent of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the Pear Tree Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by the Pear Tree Fund’s Sub-Adviser. Fixed income securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

Repurchase Agreements.

A repurchase agreement is a contract under which a Pear Tree Fund would acquire a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase the security and the Pear Tree Fund to resell the security at a fixed time and price (representing the Pear Tree Fund’s cost plus interest). A Pear Tree Fund will enter into repurchase agreements only with (i) commercial banks or (ii) registered broker-dealers. Although a Pear Tree Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Pear Tree Fund’s present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities. While the repurchase agreements entered into by the Pear Tree Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreements (and, for this purpose, the underlying security will be marked to market daily), if the seller defaults, the Pear Tree Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Pear Tree Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Pear Tree Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

No more than 5 percent of the value of a Pear Tree Fund’s total assets will be invested in repurchase agreements that have a maturity longer than seven (7) days.  Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable (see "- Illiquid Securities," below).  In addition, a Pear Tree Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

Securities Loans.

Each Pear Tree Fund may make secured loans of its portfolio securities amounting to not more than 30 percent of its total assets. See “Investment Restrictions Of The Pear Tree Funds,” below. The risks in lending portfolio securities, as with other extensions of credit, consist of (1) possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially or (2) the risk that the underlying collateral will decrease in value. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. A Pear Tree Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, the Pear Tree Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Pear Tree Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Pear Tree Fund may also call such loans in order to sell the security involved.

Options.

Each Pear Tree Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that the Pear Tree Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. A Pear Tree Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A Pear Tree Fund may also write call options to partially hedge a possible stock market decline. Covered call options generally would not be written by a Pear Tree Fund except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Pear Tree Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as a Pear Tree Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. A Pear Tree Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Pear Tree Fund will be able to effect such transactions at any particular time or at an acceptable price. If the Fund was unable to enter into a closing purchase transaction, the principal risks to the Pear Tree Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of the Fund, especially during periods when market prices of the underlying securities appreciate.

Short Sales.

Each Pear Tree Fund will limit short sales to selling securities "against the box." No securities will be sold short if after giving effect to any short sales, the value of all securities sold short would exceed 25 percent of the Pear Tree Fund’s net assets.

A Pear Tree Fund may sell securities “short against the box.” A short sale involves the Pear Tree Fund borrowing securities from a broker and selling the borrowed securities. The Pear Tree Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Pear Tree Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Pear Tree Fund intends to use such short sales against the box to hedge. For example when a Pear Tree Fund believes that the price of a current portfolio security may decline, the Pear Tree Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Pear Tree Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If a Pear Tree Fund effects such a short sale at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Pear Tree Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

Asset Segregation.

The 1940 Act requires that each Pear Tree Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Pear Tree Fund’s portfolio. If the Pear Tree Fund enters into a transaction requiring segregation, such as a short sale, the Pear Tree Fund’s custodian or the Pear Tree Fund’s Sub-Adviser will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Forward Commitments.

Each Pear Tree Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Pear Tree Fund holds, and maintains until the settlement date in a segregated account with the Pear Tree Funds’ custodian, cash or short-term debt obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Pear Tree Fund’s other assets. Although the Pear Tree Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Pear Tree Fund may dispose of a commitment prior to settlement if the Pear Tree Fund’s Sub-Adviser deems it appropriate to do so. A Pear Tree Fund may realize short-term profits or losses upon the sale of forward commitments.

Warrants.

Each Pear Tree Fund may invest in warrants purchased as units or attached to securities purchased by the Fund. Warrants provide a Pear Tree Fund with the right to purchase an equity security at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Illiquid Securities.

Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that a Pear Tree Fund may have difficulty, or may even be legally precluded from, selling within a particular time. A Pear Tree Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. A Pear Tree Fund will not purchase any such security if the purchase would cause the Pear Tree Fund to hold more than 15 percent of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven (7) days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Pear Tree Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

Liquidity Risk.

Each Pear Tree Fund may make investments in securities that become less liquid in response to market developments or adverse investor perceptions.  When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Pear Tree Fund may have to accept a lower price or may not be able to sell the security at all.  An inability to sell a portfolio position can adversely affect the Pear Tree Fund’s value or prevent the Pear Tree Fund from being able to take advantage of other investment opportunities.  Additionally, in order to meet redemption requests, the Pear Tree Fund may be forced to sell liquid securities at an unfavorable time and on unfavorable conditions causing a loss to the Pear Tree Fund.

Alternative Strategies.

At times, the Sub-Adviser may judge that market conditions make pursuing the Pear Tree Fund’s investment strategies inconsistent with the best interests of its shareholders. A Pear Tree Fund’s Sub-Adviser may then temporarily use alternative strategies that are mainly designed to limit the Pear Tree Fund’s losses. These alternative strategies may include the purchase of debt, money market investments and other investments not consistent with the investment strategies of the Pear Tree Fund. Although the Pear Tree Fund’s Sub-Adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Pear Tree Fund to miss out on investment opportunities, and may prevent the Pear Tree Fund from achieving its goal.

Portfolio Turnover.

A change in securities held by the Fund is known as “portfolio turnover” and almost always involves the payment by the Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by the Fund.

The portfolio turnover rates for the Pear Tree Funds’ two most recently ended fiscal years were as follows:

	Fiscal Years Ended March 31,
	2010	2011
Pear Tree Columbia Small Cap Fund	50%	71%
Pear Tree Columbia Micro Cap Fund		The Fund is new and does not have any historical portfolio turnover rates. The Fund expects that its annual turnover rate will be between 50% and 100%.
Pear Tree Quality Fund*	191%	283%
Pear Tree Emerging Markets Fund	120%	68%
Pear Tree Polaris Foreign Value Fund	24%	9%
Pear Tree Polaris Foreign Value Small Cap Fund	14%	54%

* In January 2011, Pear Tree Quality Fund replaced its Sub-Adviser and began to pursue a different investment strategy.  This Fund is expected to have low turnover.

INVESTMENT RESTRICTIONS OF THE PEAR TREE FUNDS

Fundamental Investment Restrictions.

Each Pear Tree Fund has adopted certain fundamental investment restrictions, as listed below, which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Pear Tree Fund.  For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of:

1.    67 percent or more of the shares represented at a meeting, if the holders of more than 50 percent of the outstanding shares are present in person or by proxy, or

2.   More than 50 percent of the outstanding shares of the Fund.

Pear Tree Quality Fund and Pear Tree Polaris Foreign Value Small Cap Fund

Each of Pear Tree Quality Fund and Pear Tree Polaris Foreign Value Small Cap Fund may not:

(1)	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified form time to time by any regulatory authority having jurisdiction;

(2)
Borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

(3)
Invest in real estate except (a) that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security;

(4)	Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities;

(5)
Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

(6)	Concentrate its investments in securities of companies in any particular industry; or

(7)
Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.

Pear Tree Columbia Small Cap Fund, Pear Tree Emerging Markets Fund and Pear Tree Polaris Foreign Value Fund

Each of Pear Tree Columbia Small Cap Fund, Pear Tree Emerging Markets Fund and Pear Tree Polaris Foreign Value Fund may not:

(1)
Purchase any security if as a result a Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

(2)
Purchase any security if as a result any Fund would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities;

(3)
Make short sales of securities or maintain a short position unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;

(4)
Issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5% of its total assets.;

(5)
Purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Sub-Adviser of the particular Funds who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(6)	Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(7)	Act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

(8)	Make investments for the purpose of exercising control or management;

(9)	Participate on a joint or joint and several basis in any trading account in securities;

(10)
Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;

(11)	Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;

(12)
Make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan;

(13)	Invest more than 25% of the value of its total assets in any one industry; or

(14)
Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.

Pear Tree Columbia Micro Cap Fund

Pear Tree Columbia Micro Cap Fund may not:

(1)
purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

(2)
purchase any security if as a result the Fund would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities;

(3)
make short sales of securities or maintain a short position unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. The Fund may maintain short positions in a stock index by selling futures contracts on that index;

(4)
issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5% of its total assets;

(5)
purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Adviser of the particular Funds who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(6)	buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(7)	act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

(8)
buy or sell commodities, including oil, gas or other natural resources, except that the Fund may buy and sell commodities to the extent permitted by the 1940 Act and it may buy and sell securities of companies engaged in the exploration, production and/or sale of commodities;

(9)
make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of the Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan; or

(10)	invest more than 25% of the value of its total assets in any one industry.

Pear Tree Columbia Micro Cap Fund Non-Fundamental Investment Restriction.

The Board has adopted an additional investment restriction for Pear Tree Columbia Micro Cap.  This restriction is an operating policy of that fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)	make investments for the purpose of exercising control or management.

The following statements are not part of the investment restriction.

Although certain of these policies envision a Pear Tree Fund maintaining a position in a stock index by selling futures contracts on that index and also envision that under certain conditions one or more Pear Tree Funds may engage in transactions in stock index futures and related options, the Pear Tree Funds do not currently intend to engage in such transactions.

All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy (4) above applicable to Pear Tree Columbia Small Cap Fund, Pear Tree Emerging Markets Fund and Pear Tree Polaris Foreign Value Fund, will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25 percent of the fund’s total assets. When identifying industries for purposes of its concentration policy, the Fund will rely upon available industry classifications.  The Pear Tree Funds’ policy on concentration does not apply to investments in U.S. government securities.

For purposes of fundamental policy 4 above applicable to Pear Tree Columbia Small Cap Fund, Pear Tree Emerging Markets Fund and Pear Tree Polaris Foreign Value Fund, and fundamental policy 4 above applicable to Pear Tree Columbia Micro Cap Fund, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.

TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.  Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE / LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Robert M. Armstrong (72)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant services (1998 – Present)	6	NewPage Corporation (2006- Present); NewPage Holding Corporation(2006- Present); NewPage Group, Inc. (2006- Present)
John M. Bulbrook (69)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984 – Present);	6	None
William H. Dunlap (60)	Trustee	Indefinite Term (October 2006 to present)	Executive Director, New Hampshire Historical Society, (Feb. 2010 – Present); Principal, William H. Dunlap & Company (consulting firm)(2005 – Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998 – 2008); Director, Merrimack County Savings Bank (2005 – Present); Director, Merrimack Bank Corp. (2005 – Present)	6	None
Clinton S. Marshall (54)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998 – Present); CFO, Fore River Company (2002 – Present)	6	None

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE / LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER
Willard L. Umphrey (70)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC;  USB Corporation; USB Greenville - 86, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Leon Okurowski (68)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985 – 9/30/2004)	N/A
Everest USB Canadian
Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; USB Greenville - 86, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Deborah A. Kessinger (48)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000-2004); Compliance Attorney, Forefield, Inc. (software provider) (2001-2004) and Compliance Consultant (2007 to present)

				N/A	None
Diane Hunt (49)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Kelly Lavari (44)	Clerk	(November 2010 to Present)	Regulatory Compliance Manager (since April 2008), Legal and Compliance Associate (4/2005-4/2008) Pear Tree Advisors, Inc.	N/A	None

Notes:

1.
The principal occupations of the Trustees and officers of the Trust for the last five years have been with the employers shown above; although in some cases they have held different positions with such employers.

2.
Mr. Umphrey is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Umphrey has been determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the Manager and the Pear Tree Funds’ distributor, U.S. Boston Capital Corporation (“Distributor”).

Unless disclosed in a table above, no Trustee or officer of the Pear Tree Funds held during the past five years any directorship in a company with a class of securities registered pursuant to Section 12 of the
Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of that act or any company registered as an investment company under the 1940 Act.

Leadership Structure, Qualifications and Responsibilities of the Board of Trustees of the Trust

The Trustees of the Trust are responsible for the oversight of the business of the Trust. The Trustees meet periodically throughout the year to oversee the Pear Tree Funds’ activities, review contractual arrangements with companies that provide services to the Pear Tree Funds and review the Pear Tree Funds’ performance.  The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Pear Tree Funds.  The Trust enters into agreements with various entities to manage the day-to-day operations of the Pear Tree Funds, including the Manager and the Sub-Advisers, administrator, transfer agent, distributor and custodian.  The Trustees are responsible for approving these service providers, approving the terms of their contracts with the Pear Tree Funds, and exercising general service provider oversight.  The Trustees have engaged the Manager to manage each Pear Tree Fund on a day-to-day basis subject to their oversight.

Leadership Structure and the Board of Trustees.

The Board is currently composed of five (5) Trustees, including four (4) Trustees who are not “interested persons” of any Pear Tree Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). The other Trustee is affiliated with each of the Manager and the Distributor.

The Board has appointed Mr. Umphrey to serve in the role of Chairman. Mr. Umphrey is the President of the Manager and a director of the Distributor.  The Independent Trustees have designated Mr. Bulbrook as the Lead Independent Trustee.  The Lead Independent Trustee participates in the preparation of agendas for the Board meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Manager, other service providers and counsel to the Independent Trustees.  The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time.  The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  The Board’s leadership structure permits important roles for the President of the Manager, who serves as Chairman of the Trust and oversees the Manager’s day-to-day management of the Pear Tree Funds, and the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees.  In addition, the Audit Committee provides for: (1) effective oversight of accounting and financial reporting responsibilities, and (2) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman or Lead Independent Trustee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The Board conducts an annual evaluation of the performance of the Board, including the effectiveness of (i) the Audit Committee and the structure of having a single committee, (ii) the Board’s oversight of the Pear Tree Funds, and (iii) the Board development and implementation governance policies.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Pear Tree Funds.

Oversight of Risk.

The Board oversees risk as part of its general oversight of the Pear Tree Funds.  The Pear Tree Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Pear Tree Funds’ officers, the Manager and other Fund service providers perform risk management as part of the day-to-day operations of the Pear Tree Funds. The Board recognizes that it is not possible to identify all risks that may affect the Pear Tree Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Audit Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Pear Tree Funds; (2) reviewing the compliance policies and procedures of the Trust (including the Pear Tree Funds), the Manager and the Sub-Advisers; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) receiving reports from the Chief Compliance Officer of the Pear Tree Funds and other senior officers of the Trust and the Manager regarding compliance matters affecting the Trust (including the Pear Tree Funds) and their service providers; and (6) meeting with the Manager’s personnel to discuss risks related to the Pear Tree Funds’ investments.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Board has established one standing committee, as described below:

Audit Committee.

The purpose of the Audit Committee is to oversee generally the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; to oversee generally the quality and objectivity of financial statements and the independent audit thereof; to appoint or replace the independent registered public accounting firm (the “Auditor”) for the Trust and to act as a liaison between the Auditor and the full Board.  The Audit Committee is comprised of all of the Independent Trustees.  Mr. Marshall is the Chairman of the Audit Committee.  In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (1) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (2) to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (4) to act as a liaison between the Auditor and the Board.

The Audit Committee also acts as a nominating committee, as necessary from time to time, to identify, interview and recommend to the full Board candidates for consideration as nominees to serve as Independent Trustees.  Neither the Audit Committee nor the Trust has adopted procedures for shareholders to submit recommendations for nomination as a Trustee.

The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually.  During the fiscal year ended March 31, 2011, the Audit Committee met three times.

Trustees’ Qualifications and Experience.

The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee.  As noted above, a majority of the Board are Independent Trustees. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Pear Tree Funds, the ability to interact effectively with the Manager and other service providers, and the ability to exercise independent business judgment.  Each Trustee’s ability to perform his duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences.  Generally, no one factor is decisive in determining that an individual should serve as a Trustee.   Set forth below is a brief description of the specific experience of each Trustee.  Additional details regarding the background of each Trustee are included in the chart earlier in this section.

Robert M. Armstrong. Mr. Armstrong has served as a Trustee since 1985. Mr. Armstrong has more than 30 years of business experience in the real estate and consulting areas, including serving as a chief financial officer. Mr. Armstrong also serves on the board of a public company.

John M. Bulbrook. Mr. Bulbrook has served as a Trustee since 1985. He serves as the current Lead Independent Trustee. Mr. Bulbrook has more than 30 years of experience in the insurance and risk management industry, including serving as chief executive officer of a distributor of insurance products.

William H. Dunlap. Mr. Dunlap has served as a Trustee since 2006.  Mr. Dunlap has more than 30 years of experience in consumer sales, consulting and non-profit management, including senior management experience.  Mr. Dunlap also serves on the board of directors of a bank holding company and its savings bank subsidiary.

Clinton S. Marshall. Mr. Marshall has served as a Trustee since 2003. He currently serves as the Chairman of the Audit Committee.  Mr. Marshall has over 30 years of business and financial experience, including time as Chief Financial Officer. Through his company Mr. Marshall serves as the chief financial officer and in other financial capacities for a number of startup and more established businesses throughout northern New England.  Additionally, Mr. Marshall has also served on the board of directors of other corporations.

Willard L. Umphrey.  Mr. Umphrey has served as a Trustee since 1985. He is the President of the Manager and a director of the Distributor.

Trustee Compensation

The Pear Tree Funds currently pay each Independent Trustee an annual retainer of $27,000.  Additionally, the Pear Tree Funds pay each of the Lead Independent Trustee and the Chairperson of the Audit Committee an additional annual retainer of $3,000.  The pro rata share of such compensation paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all of the Pear Tree Funds.

COMPENSATION TABLE
for the fiscal year ended March 31, 2011

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong	$21,000	N/A	N/A	$21,000
John M. Bulbrook	$23,250	N/A	N/A	$23,250
William H. Dunlap	$21,000	N/A	N/A	$21,000
Clinton S. Marshall	$24,000	N/A	N/A	$24,000

For the fiscal year ended March 31, 2011, each Independent Trustee was paid a retainer of $21,000 per annum.  Additionally, the Chairman of the Audit Committee was paid an additional retainer of $24,000 per annum.

The Manager, not the Pear Tree Funds, paid Mr. Umphrey and Mr. Okurowski an annual fee of $21,000 for services rendered during the fiscal year ended March 31, 2011, as officers of the Trust.

The Second Amended and Restated Agreement and Declaration of Trust of the Trust provides that the Pear Tree Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Pear Tree Funds, except if it is determined in the manner specified in the Second Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.  The Pear Tree Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

At June 30, 2011, the officers and Trustees as a group owned in the aggregate the following percentages of outstanding Ordinary Shares and Institutional Shares.*

Ordinary Shares                                         Institutional Shares
Pear Tree Columbia Small Cap Fund                                                                                               0.3%                                         27%
Pear Tree Quality Fund                                                                                  0.6%                                         42_%
Pear Tree Emerging Markets Fund                                                                                               0.4%                                         23%
Pear Tree Polaris Foreign Value Fund                                                                                               0.3%                                         5%
Pear Tree Polaris Foreign Value Small Cap Fund                                                                                               0.9%                                         28%

*  Reflects ownership by the Manager and Distributor.  Mr. Okurowski and Mr. Umphrey are majority owners of the Manager and Distributor.

TRUSTEE SHARE OWNERSHIP TABLE
For the Calendar Year ended December 31, 2010

INDEPENDENT TRUSTEES:

Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Micro Cap Fund	Dollar Range of Equity Securities in Quality Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund
Robert M. Armstrong	$50,001-$100,000	$10,001-$50,000	None	None	None	$50,001-$100,000
John M. Bulbrook	over $100,000	over $100,000	over $100,000	over $100,000	$10,001-$50,000	over $100,000
William H. Dunlap	None	None	$10,001-$50,000	$10,001-$50,000	None	$10,001-$50,000
Clinton S. Marshall	None	None	$10,001-$50,000	$10,001-$50,000	None	$10,001-$50,000

INTERESTED TRUSTEE:

Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Micro Cap Fund	Dollar Range of Equity Securities in Quality Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund	Aggregate Dollar Range of Equity Securities in Pear Tree Fund Complex
Willard L. Umphrey	over $100,000	$50,001-$100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
.
.

PRINCIPAL SHAREHOLDERS

As of June 30, 2011, each of the following persons owned 5 percent or more of the classes of the following Funds.  Beneficial owners of 25 percent or more of Class are presumed to be in control of the Class for the purposes of voting on certain matters submitted to shareholders.

PEAR TREE COLUMBIA SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	National Financial Services Corp For exclusive benefit of our customers 200 Liberty Street New York, NY 10281	19.49

	Charles Schwab and Company, Inc. Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	11.50

	Joseph E. Kasputys 1000 Winter Street, Suite 4310 Waltham, MA 02451	10.62
PEAR TREE COLUMBIA SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	U.S. Bank fbo Dickson Home Col P.O. Box 1787 Milwaukee, WI 53201	18.02

	USB Corporation (401K Plan) 55 Old Bedford Road Lincoln, MA 01773	14.73

	Rhys H. Williams 135 Rose Lane Haverford, PA 19041	12.34

	Elizabeth Shoemaker House 5424 Wisconsin Avenue Suite 700 Chevy Chase, MD 20815	9.45

	U.S. Bank fbo Hurt Hmblind Col P.O. Box 1787 Milwaukee, WI 53201	8.29
	National Financial Services Corp For exclusive benefit of our customers 200 Liberty Street New York, NY 10281	7.00

	USB Corporation (PSRP – Willard Umphrey, Trustee) 55 Old Bedford Road Lincoln, MA 01773	6.99

	Millwrights 5424 Wisconsin Avenue Suite 700 Chevy Chase, MD 20815	5.66

PEAR TREE QUALITY FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Joseph E. Kasputys 1000 Winter Street, Suite 4310 Waltham, MA 02451	12.66
PEAR TREE QUALITY FUND
NAME AND ADDRESS

USB Corporation
(401K Plan)
55 Old Bedford Road
Lincoln, MA  01773

Leon Okurowski
55 Old Bedford Road
Lincoln, MA  01773

USB Corporation
(PSRP – Willard Umphrey, Trustee)
55 Old Bedford Road
Lincoln, MA  01773

Robert Armstrong
55 Old Bedford Road
Lincoln, MA  01773

	% OF OUTSTANDING INSTITUTIONAL SHARES 45.75 26.96 5.68 5.65
PEAR TREE EMERGING MARKETS FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES

	National Financial Services Corp For exclusive benefit of our customers 200 Liberty Street New York, NY 10281	19.05

	Charles Schwab and Company, Inc. Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	16.23

	Joseph E. Kasputys 1000 Winter Street, Suite 4310 Waltham, MA 02451	8.03

PEAR TREE EMERGING MARKETS FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES

	National Financial Services Corp For exclusive benefit of our customers 200 Liberty Street New York, NY 10281	10.11

	USB Corporation (PSRP – Willard Umphrey, Trustee) 55 Old Bedford Road Lincoln, MA 01773	8.17

	USB Corporation (401K Plan) 55 Old Bedford Road Lincoln, MA 01773	7.12

	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	5.74

PEAR TREE POLARIS FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES

	National Financial Services Corp For exclusive benefit of our customers 200 Liberty Street New York, NY 10281	44.70

	Charles Schwab and Company, Inc. Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	7.84

	Prudential Investment Management Fbo Mutual Fund Clients Gateway Center 3 11th Floor 100 Mulberry Street Newark, NJ 07102	6.98

PEAR TREE POLARIS FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	Christian Church Foundation Joint Investment Trusts 130 E. Washington Street Indianapolis, IN 46206	23.36

	Wells Fargo Bank NA FBO P.O. Box 1533 Minneapolis, MN 55480	17.70

	National Financial Services Corp For exclusive benefit of our customers 200 Liberty Street New York, NY 10281	17.29

	T. Rowe Price Retirement Plan Svcs FBO Retirement Plan Services 4515 Painters Mill Road Owings Mills, MD 21117	6.42

	Charles Schwab and Company, Inc. Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	5.49
PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES

	Joseph E. Kasputys 1000 Winter Street, Suite 4310 Waltham, MA 02451	18.05

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES

	SEI Private Trust Company c/o Silverbridge One Freedom Valley Drive Oaks, PA 19456	50.22

	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	12.17

	Leon Okurowski 55 Old Bedford Road Lincoln, MA 01773	11.54

	National Financial Services Corp For exclusive benefit of our customers 200 Liberty Street New York, NY 10281	8.79

As of the date of this SAI, all of the outstanding Ordinary and Institutional Shares of Pear Tree Columbia Micro Cap Fund are owned by the Manager or an affiliate, which provided the seed capital for the Fund.

THE MANAGER AND THE SUB-ADVISERS

The Manager

The Manager is an affiliate of U.S. Boston Capital Corporation, the Pear Tree Funds’ Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Trust, Leon Okurowski, Treasurer of the Trust, individually and jointly with their spouses, together own 100 percent of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

The Management Contract

Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage a Pear Tree Fund itself or select a sub-adviser to manage the Fund. In the latter case, the Manager monitors the Sub-Advisers’ investment program and results, reviews brokerage matters, oversees compliance by the Pear Tree Funds with various federal and state statutes and the Pear Tree Funds’ own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Pear Tree Funds with office space, office equipment, and personnel necessary to operate and administer the Pear Tree Funds’ business, and provides general management and administrative services to the Pear Tree Funds, including overall supervisory responsibility for the management and investment of the Pear Tree Funds’ securities portfolios and for the provision of services by third parties such as the Pear Tree Funds’ custodian.

The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Pear Tree Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Pear Tree Fund. The Management Contract automatically terminates on assignment, and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Pear Tree Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective the Pear Tree Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Pear Tree Funds’ shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments. All general Pear Tree Fund expenses are allocated among and charged to the assets of the respective the Pear Tree Funds and class thereof in accordance with the Pear Tree Funds’ Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”), which may be based on the relative net assets of each Pear Tree Fund and Class. In addition, the Board approves reimbursements to the Manager for certain costs associated with providing regulatory and compliance services to the Pear Tree Funds.  For the twelve months ended March 31, 2011, the Trustees have approved reimbursements that amounted to $189,252 .  The Pear Tree Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Pear Tree Funds may be a party, and other expenses as determined by the Trustees.  The Pear Tree Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Pear Tree Funds and the Manager have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with an Sub-Adviser (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Sub-Adviser for a Pear Tree Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with an unaffiliated Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination, and replacement. Shareholders of a Pear Tree Fund continue to have the right to terminate the Advisory Contract applicable to that Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund. Shareholders will be notified of any Sub-Adviser changes or other material amendments to an Advisory Contract that occurs under these arrangements.

As compensation for services rendered, each Pear Tree Fund pays the Manager a monthly management fee at the annual rate of: 1.00 percent of the average daily net assets.

The Manager received fees for services rendered for the three most recently ended fiscal years as follows:

	Fiscal Years Ended March 31,
Fund Name	2009	2010	2011
Pear Tree Columbia Small Cap Fund	$1,114,281	$881,422	$1,076,125
Pear Tree Quality Fund	$585,446	$515,394	$518,747*
Pear Tree Emerging Markets Fund	$3,532,156	$2,530,891	$2,180,211
Pear Tree Polaris Foreign Value Fund	$5,330,934	$3,926,670	$4,116,999
Pear Tree Polaris Foreign Value Small Cap Fund	$169,837	$759,908	$1,029,883
* Includes waiver by the manager of its management fee in the amount of $16,257

Pear Tree Micro Cap Fund is new and thus, the manager did not receive any fee for serving as investment manager during fiscal year ended march 31, 2011.

A discussion regarding the basis for the Board’s approval of the Management Contract and each Advisory Contract relating to a Pear Tree Fund will be included in the Fund's Semi-Annual report to shareholders for the period ended September 30, 2011. You can request the Pear Tree Fund’s most recent annual and semi-annual reports free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Pear Tree Fund representative at 1-800-326-2151. The reports are also available, free of charge, on www.peartreefunds.com/info.

Fee Waivers/Expense Limitations.

Pear Tree Columbia Small Cap Fund

The Manager is contractually obligated to assume expenses of Pear Tree Columbia Small Cap Fund, if necessary, in order to reduce its total expenses to no more than 2.00 percent of average daily net assets for any fiscal year.  This agreement limits expenses at the Fund level and not at the individual share class level.  Accordingly, the fees of any individual class may be higher than the expense limitation because the expense limit calculation adds the expenses of the different classes together and then divides that number by the total average net assets of the Fund.  Expenses eligible for reimbursement under all applicable expense limitations do not include interest, taxes, brokerage commissions or extraordinary expenses.  As a result, and as indicated above, total expenses may be higher than the expense limitation applicable for the Fund. No such reductions in compensation were necessary for the fiscal year ended March 31, 2011.

Pear Tree Columbia Micro Cap Fund

The Manager has voluntarily agreed to assume expenses of Pear Tree Columbia Micro Cap Fund, if necessary, in order to reduce its total expenses relating to Ordinary Shares to no more than 2.00 percent of average daily net assets for any fiscal year.  Expenses eligible for reimbursement under all applicable expense limitations do not include interest, taxes, brokerage commissions or extraordinary expenses.  As a result, and as indicated above, total expenses may be higher than the expense limitation applicable for the Fund.

Pear Tree Quality Fund

The Manager has agreed until July 31, 2012 to waive 0.15 percent of its management fee if Pear Tree Quality Fund’s average daily net assets are up to $100 million and 0.25 percent of its management fee if Pear Tree Quality Fund’s average daily net assets are $100 million or more.  The Manager also has agreed until July 31, 2012 to waive or reimburse Pear Tree Quality Fund expenses relating to Institutional Shares such that the total annual fund operating expenses relating to Institutional Shares is not greater than 1.00 percent.  The Board has the right to terminate either or both arrangements relating to Pear Tree Quality Fund in its discretion.

For the fiscal year ended March 31, 2011 the Manager waived its management fee and reimbursed Pear Tree Quality Fund for its expenses in the aggregate amount of $16,257.

The Sub-Advisers

Pear Tree Columbia Small Cap Fund, Pear Tree Columbia Micro Cap Fund and Pear Tree Quality Fund

Columbia Partners, L.L.C., Investment Management, (“Columbia”) 5425 Wisconsin Avenue, Suite 700, Chevy Chase, Maryland 20815 serves as the Sub-Adviser to each of Pear Tree Columbia Small Cap Fund, Pear Tree Columbia Micro Cap Fund and Pear Tree Quality Fund.  As of June 30, 2011, Columbia had approximately $3.1 billion in assets under management for individual, pension plan and endowment accounts and other institutional accounts.  Until January 27, 2011, Analytic Investors, LLC (“Analytic”), 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, served as Sub-Adviser to Pear Tree Quality Fund.

Pear Tree Emerging Markets Fund

PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110 serves as Sub-Adviser to Pear Tree Emerging Markets Fund.  As of June 30, 2011, PanAgora had approximately $24.4 billion in assets under management in portfolios of institutional pension and endowment funds, among others.  Putnam Investments LLC, an investment Sub-Adviser which is a wholly owned subsidiary of Great West Lifeco, Inc., is a majority owner and thus a control person of PanAgora.

Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund

Polaris Capital Management, LLC. (“Polaris”), 125 Summer Street, Boston, Massachusetts 02110 serves as Sub-Adviser to Pear Tree Polaris Foreign Value Fund and Foreign Value Small Cap Fund.  As of June 30, 2011, Polaris had $4.2 billion under management for institutional clients and wealthy individuals. Bernard R. Horn, Jr. is the majority owner and is thus a control person of Polaris.

Advisory Contracts

The Manager has an Advisory Contract relating to a Pear Tree Fund with the Sub-Adviser to that Fund.  The terms of each Advisory Contract generally are the same.  Pursuant to each Advisory Contract, the Sub-Adviser to the Pear Tree Fund furnishes an investment program for the Fund (except in the case of Pear Tree Quality Fund, in which the Manager selects the target portfolio), makes investment decisions on behalf of the Fund, places all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by such Sub-Adviser and may perform certain limited, related administrative functions in connection therewith.

The Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Sub-Adviser, the Manager or the Pear Tree Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Manager on not less than 30 days’ written notice or more than 60 days’ written notice or by the Sub-Adviser on not less than 30 days’  or more than 60 days’ written notice. The Advisory Contract may be amended without a vote of the shareholders of the Fund. The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Trust and the Manager terminates generally or terminates with respect to the Fund.

The Advisory Contract provides that the Sub-Adviser shall not be subject to any liability to the Pear Tree Funds or to the Manager or to any shareholder of the Pear Tree Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Sub-Adviser.

For services rendered, the Manager pays to the Sub-Adviser of the Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Pear Tree Fund is determined separately.  Currently, the fees paid by the Manager to the Sub-Advisers are as follows:

Advisory Fee Rates
Pear Tree Columbia Small Cap Fund	0.47% of average daily total net assets
Pear Tree Columbia Micro Cap Fund	0.47% of average daily total net assets
Pear Tree Quality Fund*	0.10% of the first $100 million, 0.08% of the next $150 million, and 0.06% of amounts in excess of $250 million, with a $100,000 annual minimum.
Pear Tree Emerging Markets Fund	0.40% of average daily total net assets;
Pear Tree Polaris Foreign Value Fund	0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets
Pear Tree Polaris Foreign Value Small Cap Fund	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of amounts in excess of $200 million.
* Prior to January 27, 2011, this Fund was managed by Analytic, who was paid a fee based at the rates of (a) from January 1, 2009 through December 31, 2009 the fee paid is 0.425 percent of the first $100 million and 0.40 percent of amounts in excess of $100 million, and (b) after December 31, 2009, 0.45 percent of the first $100 million and 0.40 percent of amounts in excess of $100 million.

For services rendered for the three most recently ended fiscal years, the applicable Sub-Adviser received fees of, as follows:

	Fiscal Years Ended March 31,
	Sub-Adviser	2009	2010	2011
Pear Tree Columbia Small Cap Fund	Columbia	$551,990	$414,269	$505,779
Pear Tree Columbia Micro Cap Fund	Columbia	N/A	N/A	N/A
Pear Tree Quality Fund	Columbia**	$260,170	$219,042	$204,922*
Pear Tree Emerging Markets Fund	PanAgora	$1,412,862	$1,012,356	$872,084
Pear Tree Polaris Foreign Value Fund	Polaris	$2,432,872	$1,760,930	$1,841,000
Pear Tree Polaris Foreign Value Small Cap Fund	Polaris	$59,443	$286,994	$394,076
* No subadvisory fees were paid because Pear Tree Columbia Micro Cap Fund is new.

** Prior to January 27, 2011, this Fund was managed by Analytic.  In the year ended March 31, 2011, Analytic received $187,654 and Columbia received $17,268.

Portfolio Managers

The portfolio managers for the Fund are listed below.  In some instances a portfolio manager manages other investment companies and/or investment accounts in addition to the Pear Tree Fund for which he or she serves as portfolio manager. The following table show, as of March 31, 2011, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

Pear Tree Columbia Small Cap Fund – Columbia (as of March 31, 2011)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Robert A. von Pentz	Registered Investment Companies	2	$185.4 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	159	$1607.7 million	1	$27.3 million
Rhys Williams
	Registered Investment Companies	1	$122.1 million	0	0
	Other Pooled Investment Vehicles	1	$162.7 million	1	$162.1 million
	Other Accounts	73	$1.1 billion	2	$104.9 million
*For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree Columbia Micro Cap Fund – Columbia (as of March 31, 2011)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Robert A. von Pentz	Registered Investment Companies	2	$185.4 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	159	$1607.7 million	1	$27.3 million
Dan Goldstein
	Registered Investment Companies	1	$122.1 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	159	$1,581.4 million	1	$27.3 million
*For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree Quality Fund – Columbia (as of March 31, 2011)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Robert A. von Pentz	Registered Investment Companies	2	$185.4 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	159	$1607.7 million	1	$27.3 million
* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree Emerging Markets Fund – PanAgora (as of March 31, 2011)

Joel G. Feinberg	Registered Investment Companies	4	$1.5 billion	0	0
	Other Pooled Investment Vehicles	40	$7.6 billion	3	$409 million
	Other Accounts	52	$8.2 billion	12	$2.4 billion
Dmitri Kantsyrev, Ph.D., CFA
	Registered Investment Companies	3	$903 million	0	0
	Other Pooled Investment Vehicles	22	$3.9 billion	3	$409 million
	Other Accounts	25	$6.1 billion	10	$1.7 billion
Ronald Hua, CFA
	Registered Investment Companies	4	$1.5 billion	0	0
	Other Pooled Investment Vehicles	40	$7.6 billion	3	$409 million
	Other Accounts	52	$8.2 billion	12	$2.4 billion
Sanjoy Ghosh, Ph.D.
	Registered Investment Companies	3	$903 million	0	0
	Other Pooled Investment Vehicles	25	$5.1 billion	3	$409 million
	Other Accounts	32	$6.5 billion	10	$1.7 billion
*	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree Polaris Foreign Value Fund - Polaris (as of March 31, 2011)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered Investment Companies	4	$890 million	0	0
	Other Pooled Investment Vehicles	11	$2.6 billion	0	0
	Other Accounts	12	$513 million	0	0
Sumanta Biswas, CFA
	Registered Investment Companies	4	$890 million	0	0
	Other Pooled Investment Vehicles	11	$2.6 billion	0	0
	Other Accounts	12	$513 million	0	0

Pear Tree Polaris Foreign Value Small Cap Fund – Polaris (as of March 31, 2011)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered Investment Companies	4	$890 million	0	0
	Other Pooled Investment Vehicles	11	$2.6 billion	0	0
	Other Accounts	12	$513 million	0	0

Sumanta Biswas, CFA	Registered Investment Companies	4	$890 million	0	0
	Other Pooled Investment Vehicles	11	$2.6 billion	0	0
	Other Accounts	12	$513 million	0	0

Bin Xiao, CFA (Analyst)	Registered Investment Companies	4	$890 million	0	0
	Other Pooled Investment Vehicles	11	$2.6 billion	0	0
	Other Accounts	12	$513 million	0	0

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies excluding the Pear Tree Funds.

The following table shows the dollar range of shares of a Fund that were beneficially owned by each portfolio manager as of the Pear Tree Fund’s most recent fiscal year most recently ended.

Pear Tree Fund (Portfolio Manager)	Dollar Range of Equity Securities Owned

Pear Tree Columbia Small Cap Fund (Columbia)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Robert A. von Pentz	None
Rhys Williams						X

Pear Tree Columbia Micro Cap Fund (Columbia)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Robert A. von Pentz	None	None	None	None	None	None
Dan Goldstein	None	None	None	None	None	None

Pear Tree Quality Fund (Columbia)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Robert A. von Pentz	None

Pear Tree Emerging Markets Fund (PanAgora)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Joel G. Feinberg	None
Dmitri Kantsyrev, Ph.D., CFA	None
Ronald Hua, CFA	None
Sanjoy Ghosh, Ph.D.	None
Pear Tree Polaris Foreign Value Fund (Polaris)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Bernard R. Horn, Jr.						X
Sumanta Biswas, CFA	None
Pear Tree Polaris Foreign Value Small Cap Fund (Polaris)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Bernard R. Horn, Jr.						X
Sumanta Biswas, CFA	None
Bin Xiao	None

Conflicts of Interests

It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Sub-Adviser Compensation Structure and Method Used to Determine Compensation

Columbia

The portfolio managers are compensated with a base salary, bonus, and dividends from their ownership of Columbia. The base salary is fixed. The bonus is based on a formula which takes into account the revenues generated by each product category (based upon a fixed percentage of any applicable management fees received) and by the relative performance vs. comparable peer group managers.  The universe of managers against which we measure our portfolio managers’ performance is the PSN Small Cap manager universe which we analyze using SPAR, a research tool made available to us through FactSet. The universe tracks the performance of institutional managers managing portfolios of a similar investment style and allows us to determine how our managers’ performance compares to other managers with similar styles. Our managers are incented to perform well over time and the weightings for performance – both against the benchmark and the peer group – are measured on the average of rolling 12 month and 36 month periods to ensure that short term results do not drive compensation. Mr. Williams manages certain hedged assets, including the Victor Equity Fund, all of which are eligible for performance fees as well as management fees, from which he receives a fixed percentage of any fees paid to Columbia. In addition, both receive income distributions based on a fixed formula of the profitability of Columbia in proportion to their ownership. Overall compensation is structured to reward employees for their individual and company accomplishments based on investment performance, effectiveness, and client satisfaction.

PanAgora

Portfolio managers at PanAgora for Pear Tree Emerging Markets Fund receive a fixed base salary and a discretionary bonus. Discretionary bonuses are based on total firm performance as well as individual employee objectives which may include investment performance as measured against the performance of the S&P 500 Index, the Russell 2000 Index, the MSCI EM Index and the MSCI EAFE and each portfolio manager’s role in raising or retaining assets. PanAgora may consider sharing a portion of a performance fee, if applicable received with the management team.

Polaris

All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Cash flow of the firm is a direct function of the amount of assets under management. At the senior level, bonus ranges from 0% to unlimited upside since base salary is kept at a minimum. The typical bonus range is more than 75% of base. At the junior level the bonus currently represents 0 – 50% of base. Overall compensation is based on annual firm profits which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria.

DISTRIBUTOR AND DISTRIBUTION PLAN

Distributor.

U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliate of the Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Pear Tree Funds’ shares pursuant to a written agreement (“Distribution Agreement”). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Pear Tree Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement requires the Distributor to use its best efforts to secure purchasers for shares of the Pear Tree Funds.

Distribution Plan.

Each Pear Tree Fund has adopted a distribution plan (the “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

Each Pear Tree Fund pays the Distributor a monthly fee at the annual rate of 0.25 percent of the average daily net asset value of the Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.

For the fiscal year ended March 31, 2011, the Pear Tree Funds paid to the Distributor fees pursuant to the 12b-1 Plan as follows:

Ordinary Shares
Pear Tree Columbia Small Cap Fund	$251,641
Pear Tree Columbia Micro Cap Fund	None*
Pear Tree Quality Fund	$128,301
Pear Tree Emerging Markets Fund	$497,386
Pear Tree Polaris Foreign Value Fund	$854,740
Pear Tree Polaris Foreign Value Small Cap Fund	$227,869

* No fees were paid because Pear Tree Columbia Micro Cap Fund is new.

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing. Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Pear Tree Funds and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The 12b-1 Plan may be terminated as to a Pear Tree Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Pear Tree Fund. All material amendments to the 12b-1 Plan as they relate to a Pear Tree Fund must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of the Pear Tree Fund. The Trustees review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The 12b-1 Plans also terminate automatically upon assignment.

Marketing and Intermediary Support Payments/Revenue Sharing Arrangements

In addition to payments made by the Pear Tree Funds to the Distributor under the 12b-1 Plan, to support distribution and servicing efforts, the Manager may make payments to certain intermediaries or their affiliates (including  the Pear Tree Funds’ Distributor) out of its own assets (and not the Funds’ assets).

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (a) 0.30 percent of the average net asset value of Institutional Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (b) 0.25 percent of the average net asset value of Ordinary Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record.  In addition, the Manager may pay, as needed, additional amounts to support distribution and servicing efforts.

The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the 12b-1 Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Pear Tree Funds. In this regard, the Manager has established arrangements for the Pear Tree Funds to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40 percent under certain current arrangements) in the subject Pear Tree Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the 12b-1 Plan, to the extent applicable to a class of the Pear Tree Funds, and any remainder is paid by the Manager out of its own assets (and not the Pear Tree Funds’ assets).

The Manager and the Distributor (“Pear Tree Affiliates”) make these payments from their own resources (and not out of the assets of the Pear Tree Funds), which include resources that derive from compensation for providing services to the Pear Tree Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of the Pear Tree Funds as set forth in the “Fees and Expenses” table in the Prospectus. These additional payments are described below.  The Pear Tree Funds, the Manager and the Sub-Advisers do not consider an intermediary’s sales of Pear Tree Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Pear Tree Funds.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pear Tree Funds over other mutual funds or cooperate with the Distributor’s promotional efforts. The receipt of additional compensation for Pear Tree Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of Pear Tree Fund shares through the financial intermediary’s distribution system. Pear Tree Affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the Prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pear Tree Affiliates do. To the extent financial intermediaries sell more shares of the Pear Tree Funds or retain shares of the Pear Tree Funds in their clients’ accounts, Pear Tree Affiliates benefit from the incremental management and other fees paid to Pear Tree Affiliates by the Pear Tree Funds with respect to those assets.

Administrative and Processing Support Payments. Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pear Tree Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

The same financial intermediary may receive payments under more than one arrangement described herein.  Many financial intermediaries that sell shares of the Fund receive one or more types of these payments.  A Pear Tree Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly.

As of July 29, 2011, the Manager anticipates that the following financial intermediaries or their affiliates may receive revenue sharing payments as described in the Prospectus and this SAI:

Ascensus
Benefit Plan Adm/Hand Securities
Charles Schwab & Co., Inc.
CPI
E*Trade
Fidelity Institutional Operations Co.
Frontier Trust
Hand Securities
JP Morgan
Linsco/Private Ledger Corp.
MSCS/MG Trust
Merrill Lynch
Mid Atlantic/SunGard
Morgan Stanley
National Financial Services LLC
NY Life/Fiserv
Pershing LLC
Prudential (Wachovia)
Raymond James
Reliance Trust
T Rowe Price
TD Ameritrade
TD Ameritrade Retirement Services (TRUSTlynx)
The Retirement Plan Company /GoldK
Trust Company of America
UBS Financial Services
Vanguard Brokerage Services
Vertical Management
Wilmington Trust
Wilmington Trust Retirement Institutional Services

Please contact your financial intermediary for details about any payments it receives from Pear Tree Affiliates or the Pear Tree Funds, as well as about fees and/or commissions it charges.

OTHER SERVICE PROVIDERS TO THE PEAR TREE FUNDS

Custodian

State Street Bank & Trust Company (the “Custodian”) is the custodian of the Pear Tree Funds’ securities and cash. The Custodian’s responsibilities include safekeeping and controlling the Pear Tree Funds’ cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Pear Tree Funds’ investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Pear Tree Fund. The Custodian does not determine the investment policies of any Pear Tree Fund or decide which securities a Pear Tree Fund will buy or sell.  The Pear Tree Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Administrator

Pear Tree Advisors, Inc. (“Administrator”) provides certain administrative services to the Fund under an Administration Agreement.   For the year ended March 31, 2011, the Administrator has received fees in the amount of $273,574.

Transfer Agent

Quantitative Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each Pear Tree Fund.  Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. The Transfer Agent received a base fee of 0.16 percent of average total net asset value of each class of shares of each Pear Tree Fund. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of the Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. The Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of each Pear Tree Fund, for transaction processing, recordkeeping or shareholder services (up to 0.25 percent under certain current arrangements).

For example, Pear Tree Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Pear Tree Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan record keepers, who may have affiliated financial intermediaries who sell shares of the Pear Tree Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by the Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Pear Tree Funds may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for each Pear Tree Fund.  The independent registered public accounting firm conducts an annual audit of the Pear Tree Funds’ financial statements, assists in the preparation of federal and state income tax returns and consults with the Pear Tree Funds as to matters of accounting and federal and state income taxation.

The Pear Tree Funds’ financial statements and financial highlights for the fiscal year ended March 31, 2011, and report of the independent registered public accounting firm in the Pear Tree Funds’ Annual Report are incorporated herein by reference.

Counsel to the Independent Trustees and the Funds

McLaughlin & Hunt LLP, Ten Post Office Square, 8th Floor, Boston, Massachusetts 02109, serves as counsel to the Pear Tree Funds and the Independent Trustees.

PORTFOLIO TRANSACTIONS

Investment Decisions.

Investment decisions for each Pear Tree Fund are made by the Manager or the Sub-Adviser to such Fund with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

Transactions on stock exchanges and other agency transactions involve the payment by a Pear Tree Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Pear Tree Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for each Pear Tree Fund are placed, and securities for the Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Sub-Adviser for the Fund uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for sub-advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such sub-advisers. Consistent with this practice, each Sub-Adviser and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Sub-Adviser place a Pear Tree Fund’s portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to an Sub-Adviser or the Manager in advising various of their clients (including the Pear Tree Fund), although not all of these services are necessarily useful and of value in advising the Pear Tree Fund. The fees paid to the Sub-Adviser by the Manager or paid to the Manager by the Pear Tree Fund are not reduced because the Sub-Advisers or the Manager receive such services.

As permitted by Section 28(e) of the 1934 Act, and by each Advisory Contract, the Manager or Sub-Advisers may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in that 1940 Act) to the Manager or Sub-Advisers an amount of disclosed commission for effecting a securities transaction for the Pear Tree Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager’s or Sub-Advisers’ authority to cause a Pear Tree Fund to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with the Conduct Rules of FINRA and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Sub-Advisers may use broker-dealers who sell shares of the Pear Tree Funds to execute portfolio transactions for the Pear Tree Funds.

Pursuant to conditions set forth in rules of the SEC, the Pear Tree Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Fund.

Brokerage commissions paid by the Funds on portfolio transactions for the three most recently ended fiscal years as follows:

	Fiscal Year Ended March 31,
	2009	2010	2011
Pear Tree Columbia Small Cap Fund	$329,504	$187,414	$269,725
Pear Tree Columbia Micro Cap Fund	None*	None*	None*
Pear Tree Quality Fund	$183,708	$132,712	$134,976
Pear Tree Emerging Markets Fund**	$347,040	$419,940	$217,832
Pear Tree Polaris Foreign Value Fund	$541,826	$224,753	$125,596
Pear Tree Polaris Foreign Value Small Cap Fund	$27,114	$94,176	$242,767
* No brokerage commissions were paid because Pear Tree Columbia Micro Cap Fund is new.

**The increase in brokerage commissions was due to enhancements made to the quantitative model during the fiscal year ended March 31, 2009.

None of such commissions was paid to a broker who was an affiliated person of the Pear Tree Funds or an affiliated person of such a person or, to the knowledge of the Pear Tree Funds, to a broker an affiliated person of which was an affiliated person of the Pear Tree Funds, the Manager or any Sub-Adviser.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Pear Tree Funds, policies and procedures relating to disclosure of the Pear Tree Funds’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Pear Tree Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Confidential Dissemination to Outside Parties

•
The Manager or an Sub-Adviser may disclose the Pear Tree Funds’ portfolio holdings information to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person (as defined below) determines that:

o	there is a legitimate business purpose for the disclosure; and
o	the recipient is subject to a confidentiality agreement or a duty not to trade on or disclose the nonpublic information.

•	A legitimate business purpose includes disseminating or providing access to portfolio information to:

o	the Trust’s service providers (e.g., custodian, counsel, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust;
o	a newly hired sub-adviser prior to the sub-adviser commencing its duties;
o	the sub-adviser of a Pear Tree Fund that will be the surviving Pear Tree Fund in a merger; and
o	firms that provide pricing services, proxy voting services and research and trading services.

•	The confidentiality agreement must contain the following provisions:

o
The Pear Tree Fund’s portfolio information is the confidential property of the Pear Tree Fund and may not be used for any purpose except in connection with the provision of services to the Pear Tree Fund;

o	The information may not be traded upon; and
o	The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential.

Currently, arrangements are in place to make available portfolio holdings information to the following Service Providers.

Name of Entity	Type of Service	Frequency	Lag Time
State Street Bank & Trust Company	Custodian, Pricing Agent, Securities Lending	Daily	None
Tait Weller & Baker LLP	Audit	As needed	None
McLaughlin & Hunt LLP	Legal	As needed	None
Securities Finance Trust Company	Securities Lending	Daily	None
Proxy Edge	Proxy Voting	Daily	None
Risk Metrics	Proxy Voting	Daily	None
Advent	Portfolio Reconciliation	Daily	None
Omgeo Tradesuite System	Portfolio Reconciliation	Daily	None
Brown Brothers Harriman	Trade Communication with Custodians	Daily	None

•
The information that may be disseminated to such outside parties is limited to information that the Sub-Adviser believes is reasonably necessary in connection with the services to be provided by the recipient.

•	Non-public portfolio information may not be disseminated for compensation or other consideration.

•
The Trust’s Chief Compliance Officer, General Counsel, principal executive or principal accounting officer, or persons designated by such officers, (each, an “Authorized Person”) is authorized to disseminate nonpublic portfolio information, but only in accordance with these procedures.

•
Any exceptions to these procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust’s Board at its next regularly scheduled meeting.

Dissemination within the Manager and Sub-Advisers

•	Dissemination of nonpublic portfolio information to employees of the Manager and Sub-Advisers shall be limited to those persons:

o	who are subject to a duty to keep such information confidential; and
o	who need to receive the information as part of their duties.

Dissemination to Shareholders

•
As a general matter, the Trust disseminates portfolio holdings to shareholders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public.

Shareholder Reports.  The Trust publicly discloses their portfolio holdings twice a year in the annual and semi-annual report to shareholders.  These reports must be mailed within 60 days after the end of the reporting period.  These reports are filed with the SEC.

Form N-Q.  The Trust is required to file their complete portfolio holdings on Form N-Q as of the close of the first and third quarters of each year.  The reports must be filed with the SEC not later than 60 days after the close of the quarter.

On the Trust’s website www.peartreefunds.com.   Pear Tree Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.

Periodic Review

Compliance with the Trust’s portfolio holdings disclosure policy is subject to periodic review by the Board, including a review of any exceptions permitted under the policy.

SHARES OF THE TRUST

Pear Tree Fund Shares, Generally

The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into six series of shares, the Pear Tree Funds (five of which are covered by this SAI), each comprised of two classes of shares:  Ordinary Shares and Institutional Shares. There are no rights of conversion between shares of different Pear Tree Funds granted by the Second Amended and Restated Agreement and Declaration of Trust, but holders of shares of a class of a Pear Tree Fund may exchange all or a portion of their shares for shares of a like class in another Pear Tree Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to different class of shares.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Pear Tree Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Pear Tree Fund and (ii) when the Trustees of the Trust have determined that a matter affects only the interest of one or more the Pear Tree Funds, then only holders of shares of such Pear Tree Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Pear Tree Fund and filed with the Pear Tree Fund or by a vote of the holders of two-thirds of the outstanding shares of each Pear Tree Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10 percent of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Pear Tree Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Pear Tree Fund or Trust are entitled to receive the net assets of their Pear Tree Fund, but not of the other Pear Tree Funds. Shareholders have no preemptive rights.  The Pear Tree Funds’ fiscal year ends on the last day of March.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Pear Tree Funds. However, the Second Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Pear Tree Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Pear Tree Funds or the Trustees. The Second Amended Agreement and Declaration of Trust provides for indemnification out of a Pear Tree Fund’s property for all loss and expense of any shareholder of that Pear Tree Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Pear Tree Fund of which he was a shareholder would be unable to meet its obligations.

Code of Ethics

The Trust, the Manager, the Sub-Advisers and the Distributor each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Pear Tree Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

How to Invest

The procedures for purchasing shares of the Fund are summarized in the Prospectus under the caption HOW TO PURCHASE.

Pear Tree Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Pear Tree Funds’ behalf. A Pear Tree Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Pear Tree Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Pear Tree Fund.

Exchange of Securities for Shares of the Pear Tree Funds.

Applications to exchange common stocks for Pear Tree Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by a Pear Tree Fund will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Pear Tree Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Pear Tree Funds and must be delivered to the Pear Tree Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

Open Account System.

Under the Pear Tree Funds’ Open Account System all shares purchased are credited directly to your account in the designated Pear Tree Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

1.
You may make additional investments in a Pear Tree Fund by sending a check in U.S. dollars (made payable to “Pear Tree Funds”) to the Pear Tree Funds, by wire, or by online ACH transactions, as described under HOW TO PURCHASE in the Prospectus.

2.	You may select one of the following distribution options which best fits your needs.

* REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.
* INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.
* CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Pear Tree Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

3. You will receive a statement setting forth the most recent transactions in your account after each transaction which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Pear Tree Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

Tax Deferred Retirement Plans.

Accounts Offered by Pear Tree Funds.  The Pear Tree Funds offer tax-deferred accounts, for which State Street Bank and Trust Company acts as custodian, including:

	Traditional Individual Retirement Accounts (IRAs)
	Roth IRAs
	Simplified Employee Pension Plans (SEP-IRAs)

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of these kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

Contributions to a traditional IRA will generally be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are generally taxable as ordinary income. Contributions to a Roth IRA are generally not deductible. However, withdrawals generally may not be taxable if certain requirements are met. In either case, capital gains and income earned on Pear Tree Fund shares held in an IRA are generally not taxable as long as they are held in the IRA.

Other Retirement Plans. Pear Tree Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.

How to Exchange

The procedures for exchanging shares of one Pear Tree Fund for those of another Pear Tree Fund are also described in the Prospectus under HOW TO EXCHANGE.

An exchange involves a redemption of all or a portion of shares of one class of a Pear Tree Fund and the investment of the redemption proceeds in shares of a like class in another Pear Tree Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Pear Tree Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of a Pear Tree Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Pear Tree Fund being acquired in accordance with the customary policy of that Pear Tree Fund for accepting investments.

The exchange of shares of one class of a Pear Tree Fund for shares of a like class of another Pear Tree Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Pear Tree Funds may discontinue offering shares of any Pear Tree Fund or any class of any Pear Tree Fund generally or in any particular State without notice to shareholders.

How To Redeem

The procedures for redeeming shares of the Fund are described in the Prospectus under HOW TO REDEEM.

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Pear Tree Funds reserve the right to take up to three (3) business days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Pear Tree Funds reserve the right not to honor the redemption request until the check or monies have been collected.

The Pear Tree Funds will normally redeem shares for cash, however, the Pear Tree Funds reserve the right to pay the redemption price wholly or partially in kind if the Board determines it to be advisable and in the interest of the remaining shareholders of a Pear Tree Fund. The redemptions in kind will be selected by the Manager or Sub-Adviser in light of the Pear Tree Fund’s objective and will not generally represent a pro rata distribution of each security held in the Pear Tree Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Pear Tree Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Pear Tree Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1 percent of the total net asset value of the Pear Tree Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation,” below.

Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to the Pear Tree Funds. Shareholders who redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Pear Tree Funds may require additional documentation of a customary nature. Shareholders who have authorized the Pear Tree Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Pear Tree Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Pear Tree Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions.  The Pear Tree Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.

The Transfer Agent will assess a fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

Excessive Trading.

The Pear Tree Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Pear Tree Funds. See “Excessive Trading” in the Prospectus for more information on the Pear Tree Funds’ policies.

Calculation of Net Asset Value

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Standard Time). Where applicable and appropriate, portfolio securities will be valued using the NASDAQ Official Closing Price.  If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Pear Tree Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Pear Tree Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price.

Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. The Pear Tree Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Pear Tree Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Pear Tree Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

The fair value of any restricted securities from time to time held by a Pear Tree Fund is determined by its Sub-Adviser in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Pear Tree Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Pear Tree Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of a Pear Tree Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:15 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Pear Tree Funds’ shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:15 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:15 p.m. Eastern time which will not be reflected in the computation of the Pear Tree Funds’ net asset value. If events materially affecting the value of the Pear Tree Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Manager in accordance with procedures approved by the Trustees.

Expenses of the Pear Tree Funds directly charged or attributable to any Pear Tree Fund will be paid from the assets of that Pear Tree Fund.  12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Pear Tree Funds in accordance with the 12b-1 Plan.  General expenses of the Pear Tree Funds will be allocated among and charged to the assets of the respective Pear Tree Funds on the basis set forth in the 18f-3 Plan, which may be the relative assets of each Pear Tree Fund or Class.

Price of Shares

Orders received by an investment dealer or authorized designee, the Transfer Agent or a Pear Tree Fun dafter the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Pear Tree Funds. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of a Pear Tree Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., a Pear Tree Fund’s share price would still be determined as of 4:00 p.m. Eastern time.

Distributions

Each Pear Tree Fund will be treated as a separate entity for federal income tax purposes (see “Taxation,” below) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Pear Tree Fund basis.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Pear Tree Funds and their shareholders, which includes the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and cannot address the particular circumstances of any individual shareholder.  Accordingly, potential shareholders are advised to consult their personal tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pear Tree Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive. This summary addresses only the consequences to shareholders that are U.S. persons under the Code and does not apply to shareholders that are subject to special treatment under the Code.

Each Pear Tree Fund intends to elect each year to be taxed as a regulated investment company (“RIC”) under Code section 851. As described below, for so long as a Pear Tree Fund continues to qualify as a RIC, such Fund  generally will not be subject to taxation at the Fund level on the investment company taxable income and the net capital gains that it distributes to its shareholders.

In addition to making an affirmative election to be taxed as a RIC, each Pear Tree Fund must meet the requirements set forth in Code section 851 with respect to its (a) sources of income, (b) diversity of holdings and (c) minimum distributions to its shareholders, each as described below.

A Pear Tree Fund will meet the income test if it derives  at least 90 percent of its gross income from the following sources in each taxable year: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships’’ (as defined in the Code).

The diversity of holdings requirement is met if at the end of each quarter of each taxable year (i) at least 50 percent of the market value of the Pear Tree Fund’s total assets consists of a combination of cash and cash equivalents, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of the Pear Tree Fund’s total assets and not more than 10 percent of the outstanding voting securities of such issuer and (ii) not more than 25 percent of the market value of the Pear Tree Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (A) any one issuer, (B) any two or more issuers that the Pear Tree Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more ‘‘qualified publicly traded partnerships’’ (as defined in the Code).

The minimum distribution requirement is met if the Pear Tree Fund distributes to its shareholders each taxable year at least the sum of (i) 90 percent of the Pear Tree Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90 percent of the Pear Tree Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).

As a RIC, a Pear Tree Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Pear Tree Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax unless the Pear Tree Fund distributes at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year plus  at least 98.2  percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Pear Tree Fund in October, November or December with a record date in such a month and paid by a Pear Tree Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Pear Tree Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Pear Tree Fund fails to qualify as a RIC accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Pear Tree Fund in computing its taxable income.  In addition, the Pear Tree Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute taxable dividends to shareholders.  Moreover, the Pear Tree Fund would not be required to make any distributions to its shareholders.  If a Pear Tree Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC.  Moreover, if the Pear Tree Fund failed to qualify as a RIC for a period greater than one taxable year, the Pear Tree Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Pear Tree Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions paid out of a Pear Tree Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income, except to the extent that certain distributions of “qualified dividend income” are taxable at reduced rates when received by individuals. Qualified dividend income generally includes dividends received during the taxable year from domestic corporations and qualified foreign corporations, provided that the Pear Tree Fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. If a portion of a Pear Tree Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Pear Tree Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Pear Tree Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Pear Tree Fund on the reinvestment date.  Shareholders will be notified annually as to the U.S. federal tax status of distributions and any tax withheld thereon and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Pear Tree Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Pear Tree Fund. If a Pear Tree Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Pear Tree Fund’s exercised, thereby requiring the Pear Tree Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Pear Tree Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which a Pear Tree Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Pear Tree Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.  Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.

Generally, the hedging transactions undertaken by the Pear Tree Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Pear Tree Fund. In addition, losses realized by the Pear Tree Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Pear Tree Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Pear Tree Fund which is taxed as ordinary income when distributed to shareholders. Each Pear Tree Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Pear Tree Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that may be distributed to shareholders, and that will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Pear Tree Fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Pear Tree Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Pear Tree Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the taxable year if the Pear Tree Fund holds the appreciated financial position unheeded throughout the 60-day period beginning with the day such transaction was closed.

Unless certain constructive sale rules (discussed above) apply, a Pear Tree Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Pear Tree Fund held the security used to close the short sale. In addition, the Pear Tree Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions, however, will be treated as a constructive sale of the underlying security held by the Pear Tree Fund, thereby requiring recognition of gain with respect to such securities and may result in long-term gain or loss if the underlying securities have been held for more than twelve months. Similarly, if a Pear Tree Fund enters into a short sale of property that becomes substantially worthless, the Pear Tree Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Pear Tree Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Pear Tree Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Pear Tree Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of a Pear Tree Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Pear Tree Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a Pear Tree Fund invests in stock of certain foreign companies that are classified as “passive foreign investment companies” (“PFICs”) under the Code, the Pear Tree Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Pear Tree Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Pear Tree Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Pear Tree Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Pear Tree Fund’s investment company taxable income and, accordingly, would not be taxable to the Pear Tree Fund to the extent distributed by the Pear Tree Fund as a dividend to its shareholders.  Alternatively, a Pear Tree Fund may elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Pear Tree Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income it’s pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Pear Tree Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Pear Tree Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.

Income received by a Pear Tree Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50 percent of the value of a Pear Tree Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Pear Tree Fund will be eligible and may elect to “pass-through” to the Pear Tree Fund’s shareholders the amount of foreign income and similar taxes paid by the Pear Tree Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Pear Tree Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes attributable to such foreign income, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that the credit may not exceed the shareholder’s U.S. tax attributable to the shareholder’s total foreign source taxable income. For this purpose, if a Pear Tree Fund makes the election described in the preceding paragraph, the source of the Pear Tree Fund’s income flows through to its shareholders. With respect to the Pear Tree Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Pear Tree Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Pear Tree Fund are held by the Pear Tree Fund or the shareholder, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Pear Tree Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. If a Pear Tree Fund fails to satisfy its holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers to determine the impact of the credit on their personal tax situations.

A Pear Tree Fund may be required to withhold U.S. federal income tax at the rate of 28 percent of all taxable distributions payable to a shareholder who fails to provide the Pear Tree Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding or who has furnished an incorrect taxpayer identification number to the Pear Tree Fund and the Pear Tree Fund has been notified by the IRS of the error. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Pear Tree Fund shareholders may be subject to state, local and foreign taxes on their Pear Tree Fund distributions. In many states, Pear Tree Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Pear Tree Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund. U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund.  Further, the Pear Tree Funds from time-to-time may make certain types of investments which are not addressed in this brief summary.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Pear Tree Funds which delegates responsibility for voting proxies to the Manager, subject to the Board’s continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Sub-Advisers that actually manage the assets of the Pear Tree Fund. The Manager and the Sub-Advisers have their own proxy voting policies and procedures, which the Board has reviewed. The Manager’s and the Sub-Advisers’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Pear Tree Funds and that the Manager or the Sub-Advisers will act in a prudent and diligent manner for the benefit of the Pear Tree Funds. The Manager’s and the Sub-Advisers’ policies and procedures include specific provisions to determine when a conflict exists between the interests of a Pear Tree Fund and the interests of the Manager or the Sub-Advisers, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Information on how the Pear Tree Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 will be available without charge on the Pear Tree Funds website (www.peartreefunds.com), upon request by contacting the Pear Tree Funds or via the Securities and Exchange Commission web site at www.sec.gov.

APPENDIX A - VOTING POLICIES

QUANTITATIVE GROUP OF FUNDS
d/b/a QUANT FUNDS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted: July 23, 2003)

I. Quant Funds’ Policy Statement

Quantitative Group of Funds (d/b/a/ Quant Funds) (“Quant”) is firmly committed to ensuring that proxies relating to Quant’s portfolio securities are voted in the best interests of Quant’s shareholders. The following policies and procedures have been established to implement Quant’s proxy voting program.

II. Trust’s Proxy Voting Program

Quantitative Advisors serves as the investment manager of Quant’s portfolios. Quantitative Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio. Quant has delegated proxy voting responsibility to Quantitative Advisors. Because Quantitative Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Quant’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on Quant’s experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III. Quantitative Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Quantitative Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Quantitative Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV. Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Quant and Quantitative Advisors, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E. Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Quant and Quantitative Advisors such information and records with respect to proxies relating to Quant’s portfolio securities as required by law and as Quant or Quantitative Advisors may reasonably request.

V. Disclosure of Quant’s Proxy Voting Policies and Procedures and Voting Record

Quantitative Advisors, on behalf of Quant, will take reasonable steps as necessary to seek to ensure that Quant complies with all applicable laws and regulations relating to disclosure of Quant’s proxy voting policies and procedures and its proxy voting record. Quantitative Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Quant’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Quant’s shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI. Reports to Quant’s Board of Trustees

Quantitative Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Quant’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Quant’s portfolio securities and any other information requested by the Board of Trustees.

QUANTITATIVE ADVISORS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted July 23, 2003; revised October 21, 2005)

Quantitative Advisors serves as the investment adviser to the series of the Quantitative Group of Funds (d/b/a Quant Funds) (each a “Fund” and together the “Funds”). In that capacity Quantitative Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that Quantitative Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I. POLICY

In the typical course of Quantitative Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds. In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Quantitative Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Quantitative Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.

II. RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Quantitative Advisors, which consists of the members of Quantitative Advisors’ Pricing Committee, (the “Proxy Committee”) will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III. PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Quantitative Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.

Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer’s board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV. CONFLICTS OF INTEREST

Quantitative Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A. Identifying Conflicts of Interest

The Proxy Committee will seek to identify Quantitative Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Quantitative Advisors’ senior management. The Proxy Committee may determine that Quantitative Advisors has a conflict of interest as a result of the following:

1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which Quantitative Advisors, its members, officers or employees have a significant business relationship. Quantitative Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for Quantitative Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Quantitative Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Quantitative Advisors votes the proxy. Employees of Quantitative Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Quantitative Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

B. Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that Quantitative Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”. The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Quantitative Advisors’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

C. Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that Quantitative Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:


fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Quantitative Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

	vote on the proposal and, in consultation with the Compliance Officer, detail how Quantitative Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

D. Documenting Conflicts of Interest

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Quantitative Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Quantitative Advisors.

V. RECORDKEEPING AND DISCLOSURE

Quantitative Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

	a copy of these proxy voting policies and procedures, including all amendments hereto;

	a copy of each proxy statement received regarding Fund securities, provided, however, that Quantitative Advisors may rely on the proxy statement filed on EDGAR as its record;

	a record of each vote Quantitative Advisors casts on behalf of the Funds;

	a copy of any document created by Quantitative Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

	a copy of each written Fund request for information on how Quantitative Advisors voted proxies on behalf of the Funds; and

	a copy of any written response by Quantitative Advisors to any Fund request for information on how Quantitative Advisors voted proxies on behalf of the requesting Fund.

Quantitative Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Quantitative Advisors voted their securities. Information about how the Funds securities were voted or a copy of Quantitative Advisors’ proxy voting policies and procedures free of charge by written request addressed to Quantitative Advisors.

COLUMBIA PARTNERS

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Columbia Partners.  The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager.  ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940.  Columbia Partners is a registered investment adviser under the Investment Advisor Act of 1940.

Columbia Partners will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.  The interests of participants and beneficiaries will not be subordinated to unrelated objectives.  Columbia Partners shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.  When proxies due to Columbia Partners’ clients have not been received, Columbia Partners will make reasonable efforts to obtain missing proxies.  Columbia Partners is not responsible for voting proxies it does not receive.

Columbia Partners shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans.  Columbia Partners does not intend for these guidelines to be exhaustive.  Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality.  Rather, Columbia Partners’ guidelines are intended to cover the most significant and frequent proxy issues that arise.  Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value.  Columbia Partners shall revise its guidelines as events warrant.

Columbia Partners shall report annually to its clients on proxy votes cast on their behalf.  These proxy voting reports will demonstrate Columbia Partners’ compliance with its responsibilities and will facilitate clients’ monitoring of Columbia Partners.  A copy of this Proxy Voting Policy Statement and Guidelines will be provided to each client upon request.

Approved: February 28, 2008

DIRECTOR ELECTIONS

Electing directors is the single most important stock ownership right that shareholders can exercise.  By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.  Columbia Partners holds directors to a high standard when voting on their election, qualifications, and compensation.  We evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance.  Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long-term shareholder value.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:

• Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

• Diversity of board;

• Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.);

• Failure of the board to properly respond to majority votes on shareholder proposals;

• Poor long-term corporate performance record relative to peer, S&P 500 or Russell 3000 Indices.

Votes on individual director nominees are always made on a CASE-BY-CASE basis.  Specific director nominee WITHHOLD/AGAINST votes can be triggered by one or more of the following factors:

• Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

• Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

• Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

• Failure to establish any key board committees (i.e. audit, compensation, or nominating);

• Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty;

• Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency;

• Interlocking directorships;

• Performance of compensation committee members and/or the entire board in relation to the approval of egregious executive compensation (both cash and equity awards);

• Performance of audit committee members concerning the approval of excessive non-audit fees and/or the lack of auditor ratification upon the proxy ballot;

• If at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

• If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Columbia Partners may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board.  Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind.  These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.  Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Non-Independent Chairman

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business.  Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision.  When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.  Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO.  This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions.  But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chairman on a temporary basis, and that these positions should be separated following their provisional combination.

We strongly believe that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario.  Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Columbia Partners fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance.  Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chairman’s job description is the duty to assess the CEO’s performance.  This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management.  Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

• Generally vote AGAINST or WITHHOLD from any non-independent director who serves as board chairman;

• Generally vote AGAINST or WITHHOLD from a CEO who is also serving in the role of chairman at the same company;

• Generally support shareholder proposals calling for the separation of the CEO and chairman positions;

• Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Independent Directors

Board independence from management is of vital importance to a company and its shareholders.  Accordingly, we believe votes should be cast in a manner that will encourage the independence of boards.  Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

• Generally vote AGAINST or WITHHOLD from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least two-thirds (67 percent) independent;

• Generally vote AGAINST or WITHHOLD from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent;

• Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

• Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

• Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members are having to devote more time and effort to their oversight duties which, on average, were estimated to run to 280 hours per year, per board in 2005.  Recent surveys of U.S. directors also confirm a desire for limiting board memberships, to between three and five seats.  In view of the increased demands placed on corporate board members, Columbia Partners fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders.  Columbia Partners will vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

• Generally vote AGAINST or WITHHOLD from directors serving on an excessive number of boards.  As a general rule, vote AGAINST or WITHHOLD from director nominees who are:

o CEOs of publicly traded companies who serve on more than two public boards (i.e. more than one public boards other than their own board).  NOTE: Columbia Partners will vote against or withhold from over boarded CEO directors only at their outside directorships and not at the company in which they presently serve as CEO); and Non-CEO directors who serve on more than six public company boards.

Financial Performance Test for Boards

Many institutional investors believe long-term financial performance should be considered when determining vote recommendations with regard to directors in uncontested elections.  When evaluating whether to vote against or withhold votes from director nominees, we will look at the company’s response to the ongoing performance issues, and consider several factors, including performance improvement in the current year, changes in management or board composition, recent transactions at the company, overall governance practices, particularly any recent changes, and the financial health of the company.

The general methodology is as follows:

• Overview: The policy will consider potential against or withhold votes from director nominees at Russell 3000 companies that underperformed relative to their industry peers.  The policy consists of two phases.  In Year 1, the worst performers (bottom five percent) within each of the 24 GICS groups will be noted.  For Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if either of the following two conditions are met: 1) a company continues to be in the bottom five percent within its GICS group for that respective year; or 2) a company shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group.  Take into account various factors including:

o Year-to-date performance;

o Situational circumstances;

o Change in management/board;

o Overall governance practices.

• Metrics: The methodology will evaluate companies using a combination of four performance measures.  One measurement will be a market-based performance metric and three measurements will be tied to the company’s operational performance.  The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group.  The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group.

• Weightings: All four metrics will be time-weighted equally as follows: 40 percent on the trailing 12-month period and 60 percent on the 48-month period prior to the trailing 12 months.  This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance	50%
5-year Average pre-tax operating ROIC or ROAA*	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth or Operating Income Growth*	Core-earnings	33.3%
Sub Total	100%
Stock Performance	50%
5-year TSR	Market
Total	100%

*Metric applies to companies in the financial sector

Total shareholder return is widely considered as an important component in evaluating corporate performance.  Five-year TSR is consistently viewed as an appropriate long-term time frame.  In recognizing that this market-based TSR measure may be outside the control of management, the methodology incorporates three operational metrics in the analysis that effectively take into account factors that can be controlled by the company, and which measure management effectiveness in utilizing capital and managing growth.  The methodology serves to identify the worst performers relative to their peers in their respective GICS groups.  Moreover, the Year 2 test gives underperforming companies an opportunity to demonstrate near-term improvement in their performance.

Director Diversity

Gender and ethnic diversity are important components on a company’s board.  Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues.  Columbia Partners fiduciaries believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

• Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;

• Support endorsement of a policy of board inclusiveness;

• Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members.  Stock ownership is a simple method to align the interests of directors with company shareholders.  Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock.  In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

• Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Classified Boards / Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.  Annually elected boards provide the best governance system for accountability to shareholders.  A classified board is a board that is divided into separate classes, with directors serving overlapping terms.  A company with a classified board usually divides the board into three classes.  Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years.  A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats.  Under a classified board, the possibility of management entrenchment greatly increases.  Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions.  Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year.  Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity.  Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.  Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest.  In addition to shielding directors from being held accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

• Vote AGAINST management or shareholder proposals seeking to classify the board when the issue comes up for vote;

• Vote FOR management or shareholder proposals to repeal a company’s classified board structure.

• If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, we may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, there is an acceptable range that companies should strive to meet and not exceed.  A board that is too large may function inefficiently.  Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis.  Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

• Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats;

• Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats;

• Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLD or AGAINST votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board.  While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board.

• Generally vote AGAINST shareholder proposals to limit the tenure of outside directors

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned.  Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected.  Shareholders are permitted to apportion those votes in any manner they wish among the director candidates.  Thus, under a cumulative voting scheme shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000.  In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.  Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.  Shareholders need to have flexibility in supporting candidates for a company’s board of directors.  Under the current system, this is the only mechanism that minority shareholders can use to be represented on a company’s board.

• Vote AGAINST proposals to eliminate cumulative voting;

• Vote FOR proposals to permit cumulative voting.

Failure to Act on Shareholder Proposals Receiving Majority Support

• Generally vote AGAINST or WITHHOLD from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

Votes Against or Withholds from Directors for Shareholder Rights Plan (i.e. Poison Pills)

Shareholders should have the ability to vote on any shareholder rights plan adopted by a board as to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device.  If the board, in the exercise of its fiduciary duties, determines that a pill is in the best interests of shareholders and adopts it without shareholder approval, the pill would still require a shareholder vote within twelve months after adoption.  A pill adopted under this “fiduciary out” exception should expire or be ratified by shareholder vote within twelve months after adoption.

• Vote AGAINST or WITHHOLD from director nominees at a company that has a dead-hand or modified dead-hand poison pill in place;

• Vote AGAINST or WITHHOLD from directors if the board has adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within twelve months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO),

Shareholder Access to the Proxy (“Open Access”)

The current director election process as it exists leaves much to be desired.  Companies currently nominate for election only one candidate for each board seat.  Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board.  The only way for shareholders to register symbolic dissent about a certain director candidate is to simply “withhold” support from that nominee.  But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected.

• Consider on a CASE-BY-CASE basis reasonably crafted shareholder proposals asking companies to voluntarily provide shareholders the ability to nominate director candidates to be included on management’s proxy card, taking into account the ownership threshold proposed in the resolution.  Special consideration will be made at companies where there are legitimate concerns surrounding responsiveness to shareholders (such as not implementing majority-supported shareholder proposals), board and key committee independence, problematic compensation practices, and past accounting or financial issues such as restatements.

Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders.  Columbia Partners fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

• Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

• Columbia Partners may recommend withhold/against votes on members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections.  (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules).  This is clearly contradicts the expressed will of shareholders.

• In addition to supporting proposals seeking a majority vote standard in director elections, we also support a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

Establish an Office of the Board

• Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director and Officer Indemnification ~ Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law.  In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Each proposal addressing director liability will be evaluated consistent with this philosophy.  Columbia Partners may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in order to promote greater director accountability.

• Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company.  Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense.  Columbia Partners fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

• Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification;

• Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

COMPENSATION

Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to performance and achievement.  Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value.  Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created.  Columbia Partners supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent, above peer performance.  Likewise, Columbia Partners will oppose those plans that offer unreasonable benefits to executives that are not available to any other shareholders or employees.

Methodology for Analyzing Pay Plans

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct.  Indeed, many academic studies have found that there is limited correlation between executive stock ownership and company performance.  Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot.  In general, Columbia Partners evaluates executive and director compensation plans on a CASE-BY-CASE basis.  When evaluating equity-based compensation items on ballot, the following elements will be considered:

Primary Considerations:

• Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent;

• Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant.  However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

• Burn Rate: Vote AGAINST plans where the annual burn rate exceeds industry and index burn rates over a three-year period.

Secondary Considerations:

• Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding;

• Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company’s performance is incongruous, as measured against industry peers over one and three-year periods, or if the performance criteria is not disclosed;

• Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

• Repricing: Vote AGAINST plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options.  In those instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions: 1) The repricing represents a “value for value” exchange; 2) If the five most highly compensated employees are excluded from the repricing; 3) If the plan is broad-based; and 4) If the current vesting schedule is maintained;

• Loans: Vote AGAINST the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

Voting Power Dilution (VPD) Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan.  Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies.  Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A: Shares reserved for this amendment or plan;

B: Shares available under this plan and/or continuing plans prior to proposed amendment;

C: Shares granted but unexercised under this plan and/or continuing plans;

D: All outstanding shares plus any convertible equity, outstanding warrants, or debt.

The formula can be applied as follows: A + B + C

A + B + C + D

Fair Market Value, Dilution and Repricing

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options.  Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price.  Options are “underwater” when their current price is below the current option contract price.  Options can also be repriced through cancellations and re-grants.  The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans.  The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding.  Columbia Partners benchmarks a company’s burn rate against three-year industry and primary index burn rates, and generally oppose plans whose burn rates exceed both industry and index burn rates over a three year period.  In addition, we may vote against plans if the average annual burn-rate exceeds three percent over a three-year period.

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants.  Columbia Partners will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Principle of Pay-For-Performance

Stock-based pay is often the main driver for excessive executive compensation, which is fueled by poor administration of the plan.  Therefore, it is important to closely examine any discrepancies between increases in CEO pay and total shareholder returns against those of peer firms over a one- and three-year timeframe in assessing equity-based compensation plans.

Significant disparities between pay and performance warrants votes against or withholding from Compensation Committee members who are responsible for overseeing the company’s compensation schemes, or the entire board if the whole board was involved in and contributed to egregious compensation.  We may also consider voting against or withholding from the CEO.  If the equity component is the source of the imbalance, Columbia Partners may oppose the equity plan in which the CEO participates.

• Vote AGAINST or WITHHOLD from the Compensation Committee members when the company has a pay-for-performance disconnect.

Evergreen Provisions

Columbia Partners will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date.  Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis.  Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders.  Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Poor Compensation Practices and Compensation Committee Performance

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders.  Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders.  The SEC issued new rules on executive and director compensation in 2006 that will require expansive disclosure and a total compensation figure for each of the named executive officers.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders will have access to more complete information.  In the absence of poor disclosure that would necessitate a higher level of scrutiny, Columbia Partners may also consider voting against or withholding from the compensation committee for failure to provide pertinent information in its committee report.

• Columbia Partners will consider voting AGAINST or WITHHOLDING from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has poor compensation practices.  In addition, we may consider a vote AGAINST or WITHHOLDING from the entire board if the whole board was involved in and contributed to egregious compensation.  Poor compensation practices include, but are not limited to, the following:

o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements);

o Abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;

o Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

o Egregious SERP (Supplemental Executive Retirement Plans) payouts (e.g. inclusion of additional years of service not earned or inclusion performance-based equity awards in the pension calculation);

o New CEO with overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed under this policy);

o Excessive severance provisions (e.g. severance paid for a “performance termination” - i.e. due to the executive’s failure to perform job functions at the appropriate level, perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements);

o Change in control payouts without loss of job or substantial diminution of job duties (single triggered);

o Poor Disclosure Practices (e.g. unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, methodology for benchmarking practices and/or peer group not disclosed and explained);

o Internal pay disparity (excessive differential between CEO total pay and that of next highest-paid named executive officer);

o Options backdating (covered in a separate policy);

o Other excessive compensation payouts or poor pay practices at the company.

Moreover, if there is an equity plan proposal on the ballot and the plan is a vehicle for poor pay practices, we may consider voting against the proposal based on past compensation practices.

Restricted Stock

Columbia Partners supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation.  The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks.  Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing.  Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets.  In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Executive Holding Periods

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company.  Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose.  Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders.  However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance.  When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Columbia Partners advocates for performance-based awards – such as premium-priced or indexed – which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options.  Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

• Generally vote FOR shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors.  When options backdating has taken place, Columbia Partners may recommend voting AGAINST or WITHHOLDING from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.  We will adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies which have since taken corrective action.  Instances in which companies have committed fraud are more disconcerting, and Columbia Partners will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

In recommending votes against or withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, Columbia Partners will consider several factors, including, but not limited to, the following:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Length of time of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

• Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Pension Plan Income Accounting

• Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Shareholder Proposals to Limit Executive and Director Pay

• Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information;

• Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits;

• Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.  This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

• Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

• Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation.  Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

Compensation Consultants - Disclosure of Board or Company’s Utilization

• Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control.  Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary.  Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via “tin” parachutes.  The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

• Vote FOR shareholder proposals to all have golden parachute agreements submitted for shareholder ratification;

• Generally vote AGAINST all proposals to ratify golden parachutes;

• Vote on tin parachutes on a CASE-BY-CASE basis.

Executive Perks and Retirement Benefits

Columbia Partners supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites.  For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms.  Columbia Partners opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees.  From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

• Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company.  Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP.  Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

• Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

• Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

• Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

• Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company and the viability of an investment.  The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The recent wave of accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients.  At the large four accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000.  A study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001.  We believe that this ratio should be reversed and that non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees.  Under the revised reporting requirements, a company will also be required to describe – in qualitative terms – the types of services provided under the three categories other than Audit Fees.  The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services.  In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely.  When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance.  In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot.  Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder tight to ratify the company’s choice of auditor.  Whereas shareholder ratification of auditors was once considered routine by many shareowners, the subsequent accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements.  It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, roughly 60% of S&P 500 companies allow for shareholder ratification of their auditors.  Submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor’s independent execution of their duties.  Columbia Partners firmly believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work.  In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

• Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

• Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

• Vote AGAINST or WITHHOLD from Audit Committee members in cases where consulting fees (i.e. non-audit) exceed audit fees;

• Vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot;

• Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor;

Auditor Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

• The tenure of the audit firm;

• The length of rotation specified in the proposal;

• Any significant audit-related issues at the company;

• The number of Audit Committee meetings held each year;

• The number of financial experts serving on the committee; and

• Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages.  Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses.  Such agreements may weaken the objectivity, impartiality and performance of audit firms.  Columbia Partners believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value.  At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations.  As such, Columbia Partners reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

• Vote AGAINST or WITHHOLD from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls.  Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors.  Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls, which may lead to inaccurate financial statements, hampering shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value.  The Audit Committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

• Vote AGAINST or WITHHOLD from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms;

• Vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

TAKEOVER DEFENSES

Poison Pills
Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership.  When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders.  Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids.  Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

• Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

• Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill;

• Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;

• Vote AGAINST or WITHHOLD from any board where a dead-hand poison pill provision is in place.  From a shareholder perspective, there is no justification for a dead-hand provision.  Directors of companies with these lethal protective devices should be held fully accountable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders.  This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

• Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders;

• Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws.  Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing.  By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

• Vote AGAINST proposals that provide that directors may be removed only for cause;

• Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

• Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

• Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.  Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context.  By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.  Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors.  Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.
• Vote FOR proposals that seek to fix the size of the board within an acceptable range;

• Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

SHAREHOLDER RIGHTS

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion.  In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count.  As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

• Vote FOR shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests.  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived;

• Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.  Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common.  Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

• Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

• Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management;

• Vote AGAINST provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting.  A consent card is sent by mail for shareholder approval and only requires a signature for action.  Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply.  Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

• Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

• Vote FOR proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders.  This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders.  Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend.  A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

• Vote FOR resolutions that seek to maintain or convert to a one-share-one-vote capital structure;

• Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter.  Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

• Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

• Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

• Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

• Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;

• Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimbursing Proxy Solicitation Expenses

• Generally support shareholder proposals to reimburse for proxy solicitation expenses;

• When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election;

• Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Bundled Proposals

• Vote CASE-BY-CASE on bundled or conditional proxy proposals.  In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals.  If the combined effect is positive, support such proposals.

MERGERS & ACQUISITIONS

A number of academic and industry studies in recent years have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value.  These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm.  These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning.  Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.
In analyzing M&A deals, private placements or other transactional related items on proxy, Columbia Partners performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Votes on mergers and acquisitions are always considered on a CASE-BY-CASE basis, taking into account the following factors:

o Impact of the merger on shareholder value;

o Perspective of ownership (target vs. acquirer) in the deal;

o Form and mix of payment (i.e. stock, cash, debt, etc.);

o Fundamental value drivers behind the deal;

o Anticipated financial and operating benefits realizable through combined synergies;

o Offer price (cost vs. premium);

o Change-in-control payments to executive officers;

o Financial viability of the combined companies as a single entity;

o Was the deal put together in good faith?  What kind of auction setting took place?  Were negotiations carried out at arm’s length?  Was any portion of the process tainted by possible conflicts of interest?;

o Fairness opinion (or lack thereof);

o Changes in corporate governance and their impact on shareholder rights;

o What are the potential legal or environmental liability risks associated with the target firm?;

o Impact on community stakeholders and employees in both workforces;

o How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer.  In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target.  At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities.  Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares.  Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

• Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;

• Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

• Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares.  The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

• Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

• Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

• Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

• Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

• Vote on a CASE-BY-CASE basis on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

• Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Changing Corporate Name

• Vote FOR changing the corporate name in all instances if proposed and supported by management.

CAPITAL STRUCTURE

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital.  Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares.  Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholders approval of increases in authorized common stock.  We support increases in authorized common stock to fund stock splits that are in shareholders’ interests.  Consideration will be made on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.  The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase must be evaluated.

• Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.  The following factors will be considered: rationale for the increase, good performance with respect to peers and index on a five-year TSR basis, absence of non-shareholder approved poison pill, reasonable equity compensation burn rate, absence of non-shareholder approved pay plans, and absence of egregious equity compensation practices;

• Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price.  Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges.  In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares.  Reverse stock splits can help maintain stock liquidity.

Management proposals to implement a reverse stock split will be reviewed on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares.  Generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly.  Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights.  The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue.  Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

• Vote FOR proposals to create blank check preferred stock only in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights;

• Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights;

• Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.  If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase;

• Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification;

• Vote FOR proposals to eliminate dual class common stock.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock.  The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent.  Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

• Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class.  These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion.  The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them.  Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes.  Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

• Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  The following factors are considered:

o Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

o Change in Control: Will the transaction result in a change-in-control of the company?

o Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring?  Would the restructuring result in severe loss to shareholder value?

o Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

STATE OF INCORPORATION

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).  We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.  Columbia Partners is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations and Tax Havens

For a company that seeks to reincorporate, Columbia Partners evaluates the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders.  Columbia Partners believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama.  The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, the following factors are considered:

• Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

• The transparency (or lack thereof) of the new locale’s legal system;

• Adoption of any shareholder-unfriendly corporate law provisions;

• Actual, quantifiable tax benefits associated with foreign incorporation;

• Potential for accounting manipulations and/or discrepancies;

• Any pending U.S. legislation concerning offshore companies;

• Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE
Ingredients taking into account:

• The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

• The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

• Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

• Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs).  Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.  Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

• Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

• Whether the company has adequately disclosed the financial risks of the lending products in question;

• Whether the company has been subject to violations of lending laws or serious lending controversies;

• Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

• The existing level of disclosure on pricing policies;

• Deviation from established industry pricing norms;

• The company’s existing initiatives to provide its products to needy consumers;

• Whether the proposal focuses on specific products or geographic regions.

Pharmaceutical Product Reimportation

• Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

• Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

• The company already discloses similar information through existing reports or policies such as a

Supplier Code of Conduct and/or a sustainability report;

• The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

• The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

• Current regulations in the markets in which the company operates;

• Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

• The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

• Vote FOR shareholder proposals seeking to limit the sale of tobacco products to minors;

• Generally vote AGAINST proposals calling for a full phase out of tobacco related product lines.

Equal Employment Opportunity

• Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

• Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

• Vote FOR non-discrimination in salary, wages, and all benefits.

Climate Change and the Environment

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

• The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

• The company’s level of disclosure is comparable to or better than information provided by industry peers; and

• There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFOs)

• Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring or if the company does not directly source from CAFOs.

Energy Efficiency

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

• The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

• The company’s level of participation in voluntary energy efficiency programs and initiatives;

• The company’s compliance with applicable legislation and/or regulations regarding energy efficiency;

and

• The company’s energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

• The company’s compliance with applicable regulations and guidelines;

• The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

• The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

General Environmental Reporting

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

• Operations in the specified regions are not permitted by current laws or regulations;

• The company does not currently have operations or plans to develop operations in these protected regions; or,

• The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

• The nature of the company’s business and the percentage affected;

• The extent that peer companies are recycling;

• The timetable prescribed by the proposal;

• The costs and methods of implementation;

• Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources.  Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback.  The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace.  These standards embrace a “what is good for the worker is good for the company” philosophy.  Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders.  High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

• Generally support proposals that incorporate high-performance workplace standards.

Political Contributions Reporting & Disclosure

• Support reporting of political and political action committee (PAC) contributions;

• Support establishment of corporate political contributions guidelines and internal reporting provisions or controls;

• Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

CONTRACTOR SUPPLIER STANDARDS

Corporate Conduct and Labor Code of Conduct

• Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

• Support the implementation and reporting on ILO codes of conduct;

• Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

Military Sales

Shareholder proposals from church groups and other community organizations ask companies for detailed reports on foreign military sales.  These proposals often can be created at reasonable cost to the company and contain no proprietary data.  Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

• Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

• Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

MacBride Principles

• Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Nuclear and Depleted Uranium Weapons

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts.  Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Report on Operations in Sensitive Regions or Countries

• Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions;

• Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region;

• Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities;

• Consider shareholder proposals to pull out of a certain market on a CASE-BY-CASE basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

• The company already discloses similar information through existing reports or policies such as an

Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a

Diversity Report; or

• The company has formally committed to the implementation of a reporting program based on Global

Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

POLARIS PROXY POLICY

Polaris Capital Management, LLC (the ‘Adviser’)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

I. Statement of Law and Policy

A. Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities,. it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the funds adviser/sub-adviser.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

II. Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. fl)r the processing of proxies.

The Adviser will generally comply with the following guidelines:

• Routine Corporate Governance Issues

The Adviser will vote in favor of management.
Routine issues may include. hut not he limited to. election of directors. appointment of auditors. changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

• Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.
Non-routine issues may include, hut not he limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.
In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.
• Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

• Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy. The Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

• Record Keeping

The following records will be kept for each client:

• Copies of the Adviser’s proxy voting policies and procedures.
• Copies of all proxy statements received.
• A record of each vote the Adviser casts on behalf of the client along with any votes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.
• A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will he distributed to all clients of the Adviser and added to Part II of Form ADV. . A hard copy of the policy will be included in the Compliance Program and is available on request.

2. Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3. Procedures to Implement this Policy

Conflicts of Interest
From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict.  For example, conflicts of interest may arise when:

• A proponent of a proxy proposal has a business relationship with the adviser or its affiliates;

• The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

• An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or
• An adviser employee has a business or personal relationship with participants in
Proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material’ to any specific proposal included within the proxy. Tue Compliance Officer will determine whether a proposal is material as follows:

• Routine Proxy Proposals - Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine’ proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

• Non-Routine Proxy Proposals - Proxy proposals that are “non-routine’ will be presumed to involve a  material conflict of interest, unless the Compliance Officer determines that the Advisor does not have such  a conflict of interest.  For this purpose, “non-routine” proposals  would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of’ interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participation in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

 The Compliance Officer will record in writing the basis for any such determination.

 PROXY VOTING POLICY DISCLOSURE
PanAgora Asset Management, Inc.
Adopted June, 2010

Introduction

PanAgora Asset Management, Inc. (“PanAgora”) seeks to vote proxies in the best interests of its clients.  In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings.  PanAgora takes the view that this will benefit its direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee and Compliance Department.  The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with its policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client ;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate its proxy voting process, PanAgora retains a third party proxy agent with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.  The third party proxy voting agent has provided PanAgora with its proposed proxy voting guidelines.  PanAgora has adopted such guidelines for use in voting proxies of its clients, absent special circumstances, as described below.  The Chief Compliance Officer has delegated the responsibility of working with the third party proxy voting agent to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to its proxy voting agent.  If (i) the request falls within one of the guidelines described above, and (ii) there are no special circumstances relating to that company or proxy which come to PanAgora’s attention (as discussed below), the proxy is voted according to its proxy voting agent’s guidelines as adopted by the Investment Committee.

From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by the proxy voting policies.  These proxies are identified through a number of methods, including, but not limited to, notification from its third party proxy voting agent, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by PanAgora’s policies,  the Investment Committee is consulted by the Compliance Department for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of its client and those of PanAgora.  If the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, the Investment Committee will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of its clients and make a voting decision based on maximizing the monetary value of each portfolio’s holdings.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict of interest.  An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously.  While PanAgora’s goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take.  The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoids the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action.  First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary.  In such situations, the Investment Committee shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing.  As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee, in consultation with the Compliance Department, in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager at 617.439.6300, or complianceofficer@panagora.com

Part C   Other Information

Item 28. Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust of U.S. Boston Investment Company(later changed to Quantitative Group of Funds and currently Pear Tree Funds, the “Trust”) dated April 2, 1990 (i)

(1)	Amendment No. 1 dated July 18, 1993, to the Agreement and Declaration of Trust of the Trust dated April 2, 1990(i)

(2)	Establishment and Designation of Class A Shares (action by written consent of the Trustees of the Trust) dated July 26, 2005 (vii)

(3)	Establishment and Designation of Quant Foreign Value Small Cap Fund(action by written consent of the Trustees of the Trust) dated April 29, 2008(x).

(4)
Change in the Names of the Quantitative Small Cap Fund, Quantitative Long/Short Fund, Quantitative Emerging Markets Fund, Quantitative Foreign Value Fund(action by written consent of the Trustees of the Trust) dated April 29, 2008 (x).

(5)	Second Amended and Restated Declaration of Trust of the Trust dated May 26, 2011. (xvi)

(6)
Certificate of the Clerk of the Trust dated May 26, 2011 certifying to resolutions adopted by the Trustees of the Trust designating the separate series of beneficial interests of the Trust (the “Funds”) and the separate classes of beneficial interests of each such series. (xvi)

(7)
Certificate of the Clerk of the Trust dated July 29, 2011 certifying to resolutions adopted by the Trustees of the Trust designating Pear Tree Columbia Micro Cap Fund (the “Fund”) as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of the Fund.(xvii)

(b)	Amended and Restated By-Laws, Dated October 22, 2008 (xiii).

(c)	(1)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (i)

(2)	Portions of By Laws Relating to Shareholders’ Rights (i)

(d)

(1)	Amended and Restated Management Contract between the Trust and Quantitative Investment Advisors, Inc. (currently Pear Tree Advisors, Inc., the “Manager”) dated May 1, 2008 (x).

(2)
Amended and Restated Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 1, 2009 relating to Quantitative Small Cap Fund (currently, Pear Tree Columbia Small Cap Fund) (xiii).

(3)	Advisory Contract between the Manager and PanAgora Asset Management, Inc. dated August 3, 2007 relating to Quantitative Emerging Markets Fund (currently, Pear Tree Emerging Markets Fund) (ix)

(4)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated January 31, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund) (i)

(5)	Advisory Contract between the Manager and Analytic Investors, LLC dated January 2, 2008 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (ix)

(6)
Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated May 1, 2008 relating to Quantitative Foreign Value Small Cap Fund (currently, Pear Tree Polaris Foreign Value Small Cap Fund) (xiii).

(7)	Amendment to Advisory Contract between the Manager and Analytic Investors, LLC, dated January 1, 2009 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (xiii)

(8)	Amendment to Advisory Contract between the Manager and Polaris Capital Management, LLC dated January 1, 2009 (xiii)

(9)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management relating to Pear Tree Columbia Micro Cap Fund to be added by amendment.

(10)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 27, 2011 relating to Quant Quality Fund (currently, Pear Tree Quality Fund Fund). (xvi)

(11)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated October 5, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund).(xvi)

(12)	Amendment dated January 1, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Management, LLC (relating to Pear Tree Polaris Foreign Value Fund).(xvi)

(13)	Amendment dated November 10, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Manager, LLC (relating to Pear Tree Polaris Foreign Value Fund).(xvi)

(e)

(1)        Restated Distribution Agreement Dated May 1, 2008, (includes 12b-1 Plan) (x).

(2)	Form of Specimen Selling Group Agreement (viii)

(f)         Not applicable.

(g)

(1)	Custodian Contract between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(2)	Investment Accounting Agreement between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(h)

(1)	Amended and Restated Transfer Agent and Service Agreement, dated May 1, 2008 (x).

(2)	Amendment to Transfer Agent and Service Agreement, effective November 1, 2008 (xiii).

(3)        Administration Agreement dated November 1, 2008 (xiii)

(4)        Amendment dated January 27, 2011 to Administration Agreement dated November 1, 2008. (xvi)

(i)   (6)                 Opinion of McLaughlin & Hunt LLP dated July 29, 2011 (Micro Cap).(xvii)

(j)         Consent of Tait, Weller & Baker LLP dated July 29, 2011.

(k)         Not applicable.

(l)         Not applicable.

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 is included in the Distribution Agreement (xiv)

(2)	Form of Specimen Selling Group Agreement (viii)

(n)	Multiple Class Plan Pursuant to Rule 18f-3 (xiii).

(o)         Not applicable.

(p)         (1)              Code of Ethics for the Fund
(a)      Dated April 2000 (ii)
(b)      Dated July 23, 2003 (iii)
(c)      Dated January 1, 2005 (v)
(d)      Dated January 10, 2008 (ix)

(2)	Code of Ethics - Columbia Partners Dated July 12, 2011

(3)	Code of Ethics - PanAgora Asset Management, Inc. Dated December 31, 2009 (xv).

(4) Code of Ethics - Polaris Capital Management Inc. Dated March 25, 2009 (xiii)

(5)	Code of Ethics - Analytic Investors, LLC Dated September 30, 2005 (ix)

(q)         Power of Attorney Dated April 29, 2008, (xi)

Notes:

(i)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein.

(ii)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein.

(iii)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003.

(iv)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004.

(v)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on May 31, 2005.

(vi)	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on July 29, 2005.

(vii)	Previously filed with Post-Effective Amendment No. 29 to the Registration Statement on August 10, 2005.

(viii)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on July 27, 2007 and incorporated by reference herein.

(ix)	Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on February 14, 2008 and incorporated by reference herein.

(x)	Previously filed with Post-Effective Amendment No. 38 to the Registration Statement on April 30, 2008 and incorporated by reference herein.

(xi)	Previously filed with Post-Effective Amendment No. 39 to the Registration Statement on May 30, 2008 and incorporated by reference herein.

(xii)	Previously filed with Post-Effective Amendment No. 40 to the Registration Statement on August 1, 2008 and incorporated by reference herein.

(xiii)	Previously filed with Post-Effective Amendment No. 41 to the Registration Statement on August 1, 2009 and incorporated by reference herein.

(xiv)	Previously filed with Post-Effective Amendment No. 42 to the Registration Statement on May 25, 2010 and incorporated by reference herein.

(xv)	Previously filed with Post-Effective Amendment No.43 to the Registration Statement on July 29, 2010 and incorporated by reference herein.

(xvi)	Previously filed with Post-Effective Amendment No. 45 to the Registration Statement on June 1, 2011 and incorporated by reference herein.

(xvii)	Previously filed with Post-Effective Amendment No. 46 to the Registration Statement July 29, 2011 and incorporated by reference herein.

Item 29. Persons Controlled by or under common control with the Company.

No person is presently controlled by or under common control with the Pear Tree Funds.

Item 30. Indemnification

Indemnification provisions for officers, directors and employees of the Trust are set forth in Article VIII, Sections one through three of the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), and are hereby incorporated by reference. See Item 28(a)(5) above.  Under the Declaration of Trust, Trustees and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder (collectively, the  “1940 Act”). Under the 1940 Act, trustees and officers of an investment company such as the Trust may not be protected against liability to the investment company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust also maintains liability insurance policies covering its Trustees and officers.

Item 31. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Manager is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name                                                                    Business and other connections

Willard L. Umphrey:	President/Treasurer/Clerk/Director, U.S. Boston InsuranceAgency, Inc.;
Director/President
Director, U.S. Boston CapitalCorporation; President/Director, USB Atlantic Associates, Inc.; Director/Treasurer, USB Corporation and U.S. Boston Corporation; Director, Pear Tree Partners Management LLC;  Director, U.S. Boston Asset Management Corporation,; Partner, U.S. Boston Company, U.S. Boston Company II; President/Chairman/Trustee, Pear Tree Funds.

Leon Okurowski:                                         Director/President, U.S. Boston Corporation, USB Corporation;
Director/Vice President	Treasurer/Vice President, Pear Tree Funds.

Deborah A. Kessinger:	President and Chief Compliance Officer, U.S. Boston Capital
Chief Compliance Officer	Corporation; Chief Compliance Officer, Pear Tree Funds; Assistant Clerk,Pear Tree Funds.

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Item 32. Principal Underwriters

(a)	Not applicable.

(b)	The directors and officer of the Registrant’s principal underwriter are:

Positions and                                                       Positions and
Offices with                                                       Offices with
Name                                             Underwriter                                                       Registrant

Deborah A. Kessinger                      President and Chief                                                       Chief Compliance Officer and
Compliance Officer                                                       Assistant Clerk

Leon Okurowski                                 Vice President,                                         Vice President and
Treasurer, Clerk and                                         Treasurer
Director

Willard L. Umphrey                           Director                                             President, Chairman
    and Trustee

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

(c)	Not applicable.

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

Registrant’s current and former (within the past six years of the date of this amendment to this Registration Statement) investment sub-advisers:

Pear Tree Advisors, Inc.
55 Old Bedford Road
Suite 202
Lincoln, Massachusetts  01773

Analytic Investors, LLC
555 West Fifth Street, 50th Floor
Los Angeles, California 90013

Columbia Partners, L.L.C., Investment Management
5425 Wisconsin Avenue, Suite 700
Chevy Chase, Maryland  20815

Polaris Capital Management, LLC
125 Summer Street
Boston, Massachusetts  02110

PanAgora Asset Management, LLC
470 Atlantic Avenue, 8th Floor
Boston, Massachusetts  02110

SSgA Funds Management, Inc.
One Lincoln Street
Boston, Massachusetts 02111

Registrant’s custodian:

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Registrant’s transfer agent:

Pear Tree Institutional Services, a division of Pear Tree Advisors, Inc.
55 Old Bedford Road
Suite 202
Lincoln, Massachusetts  01773

Item 34. Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or B of this form.

Item 35. Undertakings

Not applicable.

[Rest of Page Intentionally Left Blank]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Lincoln, and the Commonwealth of Massachusetts, on the 1st day of August, 2011.

PEAR TREE FUNDS

By: /s/ Willard L. Umphrey
Willard L. Umphrey, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert M. Armstrong *                                                                                  August 1, 2011
Trustee                                                                                            Date

/s/ John M. Bulbrook *                                                                    August 1, 2011
Trustee                                                                                  Date

/s/ William H. Dunlap *                                                                    August 1, 2011
Trustee                                                                                  Date

/s/ Clinton S. Marshall *                                                                    August 1, 2011
Trustee                                                                                  Date

/s/ Willard L. Umphrey*                                                                    August 1, 2011
Trustee                                                                                  Date

*By: /s/ Willard L. Umphrey                                                       August 1, 2011
       Willard L. Umphrey                                                                                  Date
      Attorney in Fact

EXHIBIT INDEX

Exhibit

Number                                           Description

Item 28(j)                                         Consent of Tait, Weller & Baker LLP dated July 29, 2011.

Item 28 (p)(2)                                Code of Ethics – Columbia Partners dated July 12, 2011